U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A

                                                                  --
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          /x/
                                                                 --


                  Pre-Effective Amendment No.
                                              ---------
                  Post-Effective Amendment No.     6
                                               ---------
                                     and/or

                                                                  --
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940  /x/
                                                                 --

                  Amendment No.      7
                                 ---------

                        (Check appropriate box or boxes)

                            SCHWARTZ INVESTMENT TRUST
               (Exact Name of Registrant as Specified in Charter)

                              3707 West Maple Road
                        Bloomfield Hills, Michigan 48301
                    (Address of Principal Executive Offices)

Registrant's Telephone Number, including Area Code: (810) 644-8500

                               George P. Schwartz
                        Schwartz Investment Counsel, Inc.
                              3707 West Maple Road
                        Bloomfield Hills, Michigan 48301
                     (Name and Address of Agent for Service)

                                   Copies to:

                              David M. Leahy, Esq.
                              Sullivan & Worcester

                           1025 Connecticut Avenue, NW
                              Washington, DC 20036


It is proposed that this filing will become effective (check appropriate box)

/X/      immediately upon filing pursuant to paragraph (b)
/ /      on (date) pursuant to paragraph (b)
/ /      ___ days after filing pursuant to paragraph (a)
/ /      on (date) pursuant to paragraph (a) of Rule 485

     Registrant registered an indefinite number of shares under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940. Registrant's Rule 24f-2 Notice for the fiscal year ended December 31, 1997 was filed with the Commission on March 6, 1998.

                            SCHWARTZ INVESTMENT TRUST

                              CROSS REFERENCE SHEET
                             PURSUANT TO RULE 481(A)
                        UNDER THE SECURITIES ACT OF 1933
                        --------------------------------

PART A
------
Item No.  Registration Statement Caption            Caption in Prospectus
--------  ------------------------------            ---------------------

1.        Cover Page                                Cover Page

2.        Synopsis                                  Expense Information

3.        Condensed Financial Information           Financial Highlights;
                                                    Performance Information

4.        General Description of Registrant         Operation of the Fund;
                                                    Investment Objective,
                                                    Investment Policies and
                                                    Risk Considerations

5.        Management of the Fund                    Operation of the Fund

5A.       Management's Discussion of                Management Discussion
          Fund Performance                          and Analysis

6.        Capital Stock and Other Securities        Cover Page; Operation
                                                    of the Fund; Dividends
                                                    and Distributions;
                                                    Taxes

7.        Purchase of Securities Being Offered      How to Purchase Shares;
                                                    Calculation of Share
                                                    Price; Application

8.        Redemption or Repurchase                  How to Redeem Shares

9.        Pending Legal Proceedings                 Inapplicable

                                       (i)

PART B
------
                                                    Caption in Statement
                                                    of Additional
Item No.  Registration Statement Caption            Information
--------  ------------------------------            -----------

10.       Cover Page                                Cover Page

11.       Table of Contents                         Table of Contents

12.       General Information and History           The Fund

13.       Investment Objectives and Policies        Definitions, Policies
                                                    and Risk Considerations;
                                                    Quality Ratings of Corporate
                                                    Bonds and Preferred
                                                    Stocks; Investment
                                                    Limitations; Securities
                                                    Transactions; Portfolio
                                                    Turnover

14.       Management of the Fund                    Trustees and Officers

15.       Control Persons and Principal Holders     Principal Security
          of Securities                             Holders


16.       Investment Advisory and Other             The Investment Adviser;
          Services                                  Custodian; Auditors;
                                                    Countrywide Fund
                                                    Services, Inc.;
                                                    Securities Transactions


17.       Brokerage Allocation and Other            Securities Transactions
          Practices

18.       Capital Stock and Other Securities        The Fund

19.       Purchase, Redemption and Pricing of       Calculation of Share
          Securities Being Offered                  Price; Redemption in
                                                    Kind

20.       Tax Status                                Taxes

21.       Underwriters                              The Distributor

22.       Calculation of Performance Data           Historical Performance
                                                    Information


23.       Financial Statements                      Annual Report


PART C
------

     The information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration Statement.

                                      (ii)

                                    SCHWARTZ
                                   VALUE FUND



                           SCHWARTZ INVESTMENT TRUST
                           -------------------------
                                   PROSPECTUS
                                  MAY 1, 1998



SCHWARTZ INVESTMENT TRUST
3707 W. Maple Road
Bloomfield Hills, Michigan 48301
248-644-8500

Board of Trustees
Donald J. Dawson, Jr.
Fred A. Erb
John J. McHale
Sidney F. McKenna
George P. Schwartz, CFA
Gregory J. Schwartz

Officers
Gregory J. Schwartz, Chairman of the Board
George P. Schwartz, CFA, President
Richard L. Platte, Jr., CFA, Vice President, Secretary and Treasurer Robert G. Dorsey, CPA, Assistant Vice President
John F. Splain, Assistant Secretary
Mark J. Seger, CPA, Assistant Treasurer

Investment Adviser
SCHWARTZ INVESTMENT COUNSEL, INC.
3707 W. Maple Road
Bloomfield Hills, Michigan 48301

Distributor
GREGORY J. SCHWARTZ & CO., INC.
3707 W. Maple Road
Bloomfield Hills, Michigan 48301

Transfer Agent
COUNTRYWIDE FUND SERVICES, INC.
P.O. Box 5354
Cincinnati, Ohio  45201-5354

--------------------------------------------------------------------------------
TABLE OF CONTENTS
Management Discussion and Analysis .......................................     2
Expense Information ......................................................     4
Financial Highlights .....................................................     5
Investment Objective, Investment Policies and
  Risk Considerations ....................................................     6
How to Purchase Shares ...................................................     8
How to Redeem Shares .....................................................     9
Dividends and Distributions ..............................................    10
Taxes ....................................................................    10
Operation of the Fund ....................................................    11
Calculation of Share Price ...............................................    12
Performance Information ..................................................    12
Application ..............................................................    13
--------------------------------------------------------------------------------
No person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offering contained in this Prospectus, and if given or made, such information or representations must not be relied upon as being authorized by the Fund. This Prospectus does not constitute an offer by the Fund to sell shares in any State to any person to whom it is unlawful for the Fund to make such offer in such State.
--------------------------------------------------------------------------------

                                                                      PROSPECTUS
                                                                     May 1, 1998

                           Schwartz Investment Trust
                               3707 W. Maple Road
                        Bloomfield Hills, Michigan 48301
                                 (248) 644-8500


                              SCHWARTZ VALUE FUND
                                 A No-Load Fund
--------------------------------------------------------------------------------
                             Investment Objective:
                         Long-term capital appreciation
                through investment in basic value common stocks.

                              Minimum Investment:
                           Initial purchase - $25,000
                                No Sales Charge
                              No Redemption Charge

                  The Schwartz Value Fund is not a 12b-1 fund.

The Schwartz Value Fund (the "Fund") has retained Schwartz Investment Counsel, Inc. (the "Adviser") to manage the Fund's investments. The Adviser uses fundamental security analysis to identify and purchase shares of companies which it believes to be selling below intrinsic value.

This Prospectus sets forth concisely the information about the Fund that you should know before investing. Please retain this Prospectus for future reference. A Statement of Additional Information dated May 1, 1998, has been filed with the Securities and Exchange Commission and is hereby incorporated by reference in its entirety. A copy of the Statement of Additional Information can be obtained at no charge by calling the number listed below.

--------------------------------------------------------------------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

       For Information or Assistance in Opening An Account, Please Call:
                                  DISTRIBUTOR:
                        GREGORY J. SCHWARTZ & CO., INC.
                           Bloomfield Hills, Michigan
                                 (248) 644-2701

MANAGEMENT DISCUSSION AND ANALYSIS
--------------------------------------------------------------------------------

The Schwartz Value Fund (the "Fund") had a 28% return in 1997 vs. 20.5% for our benchmark, the Russell 2000 Index. Year-end distributions totaled $3.14 per share, comprised of $.06 per share net investment income, $.65 per share short-term gains and $2.43 per share of long-term capital gains. It was a good year by any measure. Small-cap value stocks are no longer lagging. Micro caps, after years of discredit, are suddenly down right respectable. Perhaps the love affair investors have had with the big-cap issues since 1990 has run its course. Maybe the inflated multiples of the largest and most popular institutional favorites, finally went too far. Clearly the valuation gap between large and small companies, which we spoke about a year ago, has started to close. If this recent trend continues, it's good news for the Fund, since past cycles of small-cap outperformance have lasted from two to five years.

One of the factors fueling success for the Fund in 1997 was buyouts, especially during the first half of the year. Six portfolio companies were acquired during the year -- all at premiums to the Fund's cost -- with an average gain of 57%. These included Core Industries Inc., American List Corporation, North American Mortgage Company, First of Michigan Capital Corporation, Detroit and Canada Tunnel Corporation, and TriMas Corporation (pending). In every case, the transactions were a realization of previously unrecognized value we have so often discussed in the past.

It's hard to imagine economic conditions getting any better in 1998 than they were last year. Even in a tight labor market, when unemployment hit a 25-year low, inflation was almost non-existent. In past periods of strong economic expansion, wage pressures tended to push up inflation. But this time, price increases were moderated by productivity gains and the globalization of manufacturing. Now however, we're starting to see the darker side of the new global economy -- the Asian Flu is spreading to the U.S. fast. What initially appeared to be foreign currency jitters, has in fact proven to be much more serious, a reflection of the weak economic infrastructure in several Southeast Asian countries. Poor banking practices led to excessive corporate borrowing and severe overbuilding in real estate and manufacturing capacity. When combined with markets that don't allow free competition, it becomes a formula for disaster. Clearly a deflationary force is rolling in from Southeast Asia that will adversely affect the U.S. economy, especially our export industries. Product pricing increases will likely be modest to non-existent for domestic manufacturers. With U.S. wage pressures escalating, profit margins are getting squeezed. From a portfolio perspective, small companies in which the Fund typically invests, generally will be less vulnerable to currency devaluations and other fallout from the Asian crisis. But even if the Asian contagion ends up being worse than is now generally perceived, the results for American businesses are not universally bad.

Over 60% of U.S. gross domestic product consists of services, which are largely insulated from foreign competition. Thankfully, America is a service-based economy. Increasingly, the Fund is investing in service-related companies. Service organizations currently represent two of the Fund's largest industry concentrations -- insurance and banking, at about 12% of the portfolio each. Both performed well in 1997, and our stocks in these sectors should continue to benefit from the ongoing consolidation taking place within these industries.

Given our concerns, the overall portfolio is defensively postured with 15% in cash equivalents. Beyond that, many of the larger positions are in companies that are asset rich, have liquid balance sheets, and are debt free. And importantly, the Fund's stocks are modestly priced in relation to fundamentals like earnings and cash flow, which reduces risk. Managing risk is an important part of our investment philosophy. That prudence could prove particularly important in 1998.

I'm always impressed with the sophistication of Fund shareholders, and their realistic expectations with respect to returns. Many unsophisticated investors have come to expect annual double-digit investment returns almost as a birthright. It's been so easy for so long to achieve outsized returns, it's no wonder newer entrants to the complicated world of investing think it's easy. At some point, there'll be a rude awakening for the neophytes. Come what may, we'll remain committed to the task of finding well managed, micro-cap, small and mid sized businesses, with sustainable competitive advantages. Before the year is out, some of them may be available at exceedingly attractive prices. The Schwartz Value Fund is postured to be opportunistic.

January 19, 1998

                                             George P. Schwartz, CFA
                                             President

             Comparison of Change in Value of $10,000 Investment in
              the Schwartz Value Fund* and the Russell 2000 Index

                                                      Russell 2000 Index
                            Schwartz Value Fund      (Dividends excluded)
                            -------------------      --------------------
          12-31-87                $10,000                  $10,000
          12-31-88                 12,310                   12,490
          12-31-89                 13,332                   14,513
          12-31-90                 12,625                   11,683
          12-31-91                 16,665                   17,058
          12-31-92                 20,448                   20,196
          12-31-93                 24,640                   24,013
          12-31-94                 22,964                   23,245
          12-31-95                 26,845                   29,335
          12-31-96                 31,758                   33,677
          12-31-97                 40,650                   40,580


                              Schwartz Value Fund
                          Average Annual Total Returns

                          1 Year    5 Years   10 Years
                          28.04%    14.74%     15.06%


           Past performance is not predictive of future performance.

* Combines the performance of the Fund, since its commencement of operations on July 20, 1993, and the performance of RCM Partners Limited Partnership for periods prior to July 20, 1993. It should be noted that: (1) the Fund's quoted performance data includes performance for periods before the Fund's registration statement became effective; (2) the Fund was not registered under the Investment Company Act of 1940 (the "1940 Act") during such periods and therefore was not subject to certain investment restrictions imposed by the 1940 Act; and (3) if the Fund had been registered under the 1940 Act during such periods, performance may have been adversely affected.

EXPENSE INFORMATION
--------------------------------------------------------------------------------

Shareholder Transaction Expenses
   Sales Load Imposed on Purchases.................................    None
   Sales Load Imposed on Reinvested Dividends......................    None
   Redemption Fee..................................................    None


Annual Fund Operating Expenses (as a percentage of average net assets)
   Management Fees.................................................   1.50%
   12b-1 Fees......................................................    None
   Other Expenses..................................................    .41%
                                                                      -----
   Total Fund Operating Expenses...................................   1.91%
                                                                      =====


The purpose of this table is to assist the investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. The percentages expressing annual fund operating expenses are based on amounts incurred during the most recent fiscal year. The Example below should not be considered a representation of past or future expenses and actual expenses may be greater or less than those shown.

Example
You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period:


                            1 Year           $ 19
                            3 Years            60
                            5 Years           103
                           10 Years           223

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The following information, which has been audited by Deloitte & Touche LLP, is an integral part of the audited financial statements and should be read in conjunction with the financial statements. The financial statements as of December 31, 1997 and related auditors' report appear in the Statement of Additional Information of the Fund, which can be obtained by shareholders at no charge by calling 248-644-8500 or by writing to the Fund at the address on the front of this Prospectus.

                                             Per Share Data for a Share Outstanding Throughout Each Period
------------------------------------------------------------------------------------------------------------
                                                                                                   July 20,
                                                        Year Ended December 31,                   1993(A) to
                                           --------------------------------------------------      Dec. 31,
                                             1997          1996          1995          1994          1993
------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period     $  21.19     $  19.66     $  18.12     $  20.97     $  19.71
                                           --------     --------     --------     --------     --------
Income from investment operations:
   Net investment income (loss) .......        0.06        (0.02)       (0.03)       (0.05)       (0.06)
   Net realized and unrealized
      gains (losses) on investments ...        5.88         3.61         3.09        (1.37)        1.95
                                           --------     --------     --------     --------     --------
Total from investment operations ......        5.94         3.59         3.06        (1.42)        1.89
                                           --------     --------     --------     --------     --------
Less distributions:
   From net investment income .........       (0.06)          --           --           --           --
   From net realized capital gains
      on investments ..................       (3.03)       (2.06)       (1.52)       (1.36)       (0.63)
   In excess of net realized gains
      on investments ..................       (0.05)          --           --        (0.07)          --
                                           --------     --------     --------     --------     --------
Total distributions ...................       (3.14)       (2.06)       (1.52)       (1.43)       (0.63)
                                           --------     --------     --------     --------     --------
Net asset value at end of period ......    $  23.99     $  21.19     $  19.66     $  18.12     $  20.97
                                           ========     ========     ========     ========     ========
Total return ..........................        28.0%        18.3%        16.9%        (6.8)%        9.6%(B)
                                           ========     ========     ========     ========     ========
Ratio of expenses to average net assets        1.91%        1.97%        2.00%        2.01%        2.13%(C)

Ratio of net investment income (loss)
   to average net assets ..............        0.24%       (0.08)%      (0.18)%      (0.36)%      (0.63)%(C)

Portfolio turnover rate ...............          47%          50%          70%          78%          65%(C)

Average commission rate ...............    $ 0.0468     $ 0.0454           --           --           --

Net assets at end of period (000's) ...    $ 69,967     $ 55,105     $ 53,137     $ 45,097     $ 40,704

(A) Commencement of operations.
(B) Not annualized.
(C) Annualized.

INVESTMENT OBJECTIVE, INVESTMENT POLICIES AND RISK CONSIDERATIONS
--------------------------------------------------------------------------------

The investment objective of the Fund is to seek long-term capital appreciation through investment in basic value common stocks. Dividend and interest income is only an incidental consideration to the Fund's investment objective. The Fund is not intended to be a complete investment program, and there is no assurance that its investment objective can be achieved. The Fund's investment objective is fundamental and as such may not be changed without the affirmative vote of the holders of a majority of its outstanding shares. The term "majority" of the outstanding shares means the lesser of (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present at or represented at such meeting or
(2) more than 50% of the outstanding shares of the Fund. Unless otherwise indicated, all investment practices and limitations of the Fund are nonfundamental policies which may be changed by the Board of Trustees without shareholder approval.

The Fund maintains a disciplined approach to investing. The Adviser uses fundamental security analysis to identify and purchase shares of companies which it believes to be selling below intrinsic value. The price of shares in relation to book value, asset value, earnings, dividends and cash flow, both historical and prospective, are key determinants in the security selection process. The Fund buys shares in companies of all sizes, although emphasis is placed on small and medium sized companies because the Adviser believes these companies are more likely to offer opportunities for capital appreciation. Regardless of the size of the company, a common thread in the Fund's investments is that the market price is below what a corporate or entrepreneurial buyer would be willing to pay for the entire business. The auction nature and the inefficiencies of the stock market are such that the Fund can often buy a minority interest in a company at a small fraction of the price per share necessary to acquire the entire company.

Under normal market conditions, the Fund will invest primarily in common stocks, which by definition entail risk of loss of capital. Securities in the Fund's portfolio may not increase as much as the market as a whole and some undervalued securities may continue to be undervalued for long periods of time. Some securities may be inactively traded, i.e., not quoted daily in the financial press, and thus may not be readily bought or sold. Although profits in some Fund holdings may be realized quickly, it is not expected that most investments will appreciate rapidly. The Fund will not invest more than 10% of its total assets in securities of unseasoned issuers or in securities which are subject to legal or contractual restrictions on resale.

The Fund may from time to time invest a substantial portion of its assets in small, unseasoned companies. While smaller companies generally have potential for rapid growth, they often involve higher risks because they lack the management experience, financial resources, product diversification and competitive strengths of larger corporations. In addition, in many instances, the securities of smaller companies are traded only over-the-counter or on a regional securities exchange, and the frequency and volume of their trading is substantially less than is typical of larger companies. Therefore, the securities of smaller companies may be subject to wider price fluctuations. When making large sales, the Fund may have to sell portfolio holdings at discounts from quoted prices or may have to make a series of small sales over an extended period of time.

Although the Fund invests primarily in common stocks, the Fund may, in seeking its objective of long-term capital appreciation, invest in preferred stocks and corporate debt securities, including securities convertible into common stocks, without regard to quality ratings assigned by rating organizations such as Moody's Investors Service, Inc. and Standard & Poor's Ratings Group. The Fund does not hold, nor intend to invest, more than 5% of its net assets in preferred stocks and corporate debt securities rated less than "investment grade" by either of these two rating organizations. Lower-rated debt securities (commonly called "junk bonds") are often considered to be speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness.

The Fund may invest in foreign companies through the purchase of sponsored American Depository Receipts (certificates of ownership issued by an American bank or trust company as a convenience to investors in lieu of the underlying shares which it holds in custody) or other securities of foreign issuers that are publicly traded in the United States. When selecting foreign investments, the Adviser will seek to invest in securities that have investment characteristics and qualities comparable to the kinds of domestic securities in which the Fund invests. The Fund does not currently intend to invest more than 15% of its net assets in American Depository Receipts and other foreign securities. Foreign investments may be subject to special risks, including future political and economic developments and the possibility of seizure or nationalization of companies, imposition of withholding taxes on income, establishment of exchange controls or adoption of other restrictions, that might affect an investment adversely.

The Fund may also invest up to 10% of its total assets in securities of other investment companies. Investments by the Fund in shares of other investment companies will result in duplication of advisory, administrative and distribution fees. The Fund will not invest more than 5% of its total assets in securities of any single investment company and will not purchase more than 3% of the outstanding voting securities of any investment company.

For defensive purposes, the Fund may from time to time have a significant portion, and possibly all, of its assets in U.S. Government obligations. "U.S. Government obligations" include securities which are issued or guaranteed by the United States Treasury, by various agencies of the United States Government, and by various instrumentalities which have been established or sponsored by the United States Government. U.S. Treasury obligations are backed by the "full faith and credit" of the United States Government. U.S. Treasury obligations include Treasury bills, Treasury notes, and Treasury bonds. Agencies and instrumentalities established by the United States Government include the Federal Home Loan Banks, the Federal Land Bank, the Government National Mortgage Association, the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, the Student Loan Marketing Association, the Small Business Administration, the Bank for Cooperatives, the Federal Intermediate Credit Bank, the Federal Financing Bank, the Federal Farm Credit Banks, the Federal Agricultural Mortgage Corporation, the Resolution Funding Corporation, the Financing Corporation of America and the Tennessee Valley Authority. Some of these securities are supported by the full faith and credit of the United States Government while others are supported only by the credit of the agency or instrumentality, which may include the right of the issuer to borrow from the United States Treasury. The Fund may purchase debt securities on a when-issued basis, but the Fund does not currently intend to invest more than 5% of its net assets in such securities.

Although the Fund will invest primarily in common stocks under normal market conditions, the Fund's relative equity, debt and cash positions may be increased or decreased, as deemed appropriate by the Adviser. It is not the Adviser's intention to have the Fund invested in debt securities primarily for capital appreciation. The Fund may, however, from time to time, have all or a portion of its assets invested in debt securities for defensive purposes or to preserve capital on a temporary basis pending a more permanent disposition of assets subject to the Adviser's analysis of economic and market conditions. There is no formula as to the percentage of assets that may be invested in any one type of security, except as set forth herein. When the Fund has a portion of its assets in U.S. Government obligations or corporate debt securities, the maturities of these securities (which may range from one day to thirty years) will be based in large measure both on the Adviser's perception as to general risk levels in the debt market versus the equity market, and on the Adviser's perception of the future trend and term structure of interest rates.

Investments in equity and debt securities are subject to inherent market risks and fluctuations in value due to earnings, economic conditions, quality ratings and other factors beyond the control of the Adviser. Debt securities are subject to price fluctuations based upon changes in the level of interest rates, which will generally result in all those securities changing in price in the same way, i.e., all those securities experiencing appreciation when interest rates decline and depreciation when interest rates rise. As a result, the return and net asset value of the Fund will fluctuate.

For defensive purposes, the Fund may temporarily hold all or a portion of its assets in money market instruments. The money market instruments which the Fund may own from time to time include U.S. Government obligations having a maturity of less than one year, commercial paper rated A-1 by Standard & Poor's Ratings Group or Prime-1 by Moody's Investors Service, Inc., repurchase agreements, bank debt instruments (certificates of deposit, time deposits and bankers' acceptances) and other short-term instruments issued by domestic branches of U.S. financial institutions that are insured by the Federal Deposit Insurance Corporation and have assets exceeding $10 billion.

Repurchase agreements are transactions by which the Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon time and price, thereby determining the yield during the term of the agreement. In the event of a bankruptcy or other default of the seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying security and losses. To minimize these possibilities, the Fund intends to enter into repurchase agreements only with its Custodian, banks having assets in excess of $10 billion and the largest and, in the Adviser's judgment, most creditworthy primary U.S. Government securities dealers. Repurchase agreements entered into by the Fund will be collateralized by high-grade debt obligations. Collateral for repurchase agreements is held in safekeeping in the customer-only account of the Fund's Custodian at the Federal Reserve Bank. At the time the Fund enters into a repurchase agreement, the value of the collateral, including accrued interest, will equal at least 102% of the value of the repurchase agreement and, in the case of a repurchase agreement exceeding one day, the seller agrees to maintain sufficient collateral so that the value of the collateral, including accrued interest, will at all times equal at least 102% of the value of the repurchase agreement. The Fund will not enter into a repurchase agreement not terminable within seven days if, as a result thereof, more than 15% of the value of the net assets of the Fund would be invested in such securities and other illiquid securities.

The Fund may borrow money from banks or as may be necessary for the clearance of securities transactions but only for emergency or extraordinary purposes in an amount not exceeding 5% of the Fund's total assets. The Fund's policy on borrowing is a fundamental policy which may not be changed without the affirmative vote of a majority of its outstanding shares.


The Fund does not intend to use short-term trading as a primary means of achieving its investment objective. However, the Fund's rate of portfolio turnover will depend upon market and other conditions, and it will not be a limiting factor when portfolio changes are deemed necessary or appropriate by the Adviser. High turnover involves correspondingly greater commission expenses and transaction costs and may result in the Fund recognizing greater amounts of income and capital gains, which would increase the amount of income and capital gains which the Fund must distribute to its shareholders in order to maintain its status as a regulated investment company and to avoid the imposition of federal income or excise taxes. See "Taxes."


HOW TO PURCHASE SHARES
--------------------------------------------------------------------------------

Your initial investment in the Fund must be at least $25,000. The Fund may, in the Adviser's sole discretion, accept certain accounts with less than the stated minimum investment. Shares of the Fund are sold on a continuous basis at the net asset value next determined after receipt of a purchase order by the Fund. Purchase orders received by the Transfer Agent by 4:00 p.m., Eastern time, are confirmed at that day's net asset value. Purchase orders received by the Transfer Agent after 4:00 p.m., Eastern time, are confirmed at the net asset value next determined on the following business day.


You may open an account and make an initial investment in the Fund by sending a check and a completed account application form to Countrywide Fund Services, Inc., P.O. Box 5354, Cincinnati, Ohio 45201-5354. Checks should be made payable to the "Schwartz Value Fund." An account application is included in this Prospectus.

The Fund mails you confirmations of all purchases or redemptions of Fund shares. Certificates representing shares are not issued. The Fund and the Distributor reserve the rights to limit the amount of investments and to refuse to sell to any person.


Shares of the Fund may be purchased or sold through the Charles Schwab & Co., Inc. Mutual Fund MarketplaceTM and through other brokerage firms or financial institutions. These organizations are authorized to accept purchase orders on behalf of the Fund at the Fund's net asset value next determined after your order is received by an organization in proper form before 4:00 p.m., Eastern time, or such earlier time as may be required by an organization. These organizations may be authorized to designate other intermediaries to act in this capacity. These organizations may charge you transaction fees on purchases of Fund shares and may impose other charges or restrictions or account options that differ from those applicable to shareholders who purchase shares directly through the Fund or the Transfer Agent. These organizations may be the shareholders of record of your shares. The Fund is not responsible for ensuring that the organizations carry out their obligations to their customers. The Adviser may pay such organizations for administrative, shareholder subaccounting and other services, including sales-related services, from the Adviser's own revenues based on the amount of customer assets maintained in the Fund by such organizations. The payment of such compensation by the Adviser will not affect the expense ratio of the Fund.


Investors  should  be  aware  that  the  Fund's  account  application   contains
provisions in favor of the Fund, the Transfer Agent and certain of their affiliates, excluding such entities from certain liabilities (including, among others, losses resulting from unauthorized shareholder transactions) relating to the various services made available to investors.

Should an order to purchase shares be canceled because your check does not clear, you will be responsible for any resulting losses or fees incurred by the Fund or the Transfer Agent in the transaction.

You may also purchase shares of the Fund by bank wire. Please telephone the Transfer Agent (Nationwide call toll-free 800-545-0103) for instructions. You should be prepared to give the name in which the account is to be established, the address, telephone number and taxpayer identification number for the account, and the name of the bank which will wire the money. Your investment will be made at the next determined net asset value after your wire is received together with the account information indicated above. If the Fund does not receive timely and complete account information, there may be a delay in the investment of your money and any accrual of dividends. To make your initial wire purchase, you are required to mail a completed account application to the Transfer Agent. Your bank may impose a charge for sending your wire. There is presently no fee for receipt of wired funds, but the Transfer Agent reserves the right to charge shareholders for this service upon thirty days' prior notice to shareholders.

You may purchase and add shares to your account by mail or by bank wire. Checks should be sent to Countrywide Fund Services, Inc., P.O. Box 5354, Cincinnati, Ohio 45201-5354. Checks should be made payable to the "Schwartz Value Fund." Bank wires should be sent as outlined above. You may also make additional investments at the Fund's offices at 3707 W. Maple Road, Bloomfield Hills, Michigan 48301. Each additional purchase request must contain the name of your account and your account number to permit proper crediting to your account. While there is no minimum amount required for subsequent investments, the Fund reserves the right to impose such requirement.

HOW TO REDEEM SHARES
--------------------------------------------------------------------------------

You may redeem shares of the Fund on each day that the Fund is open for business by sending a written request to the Transfer Agent. The request must state the number of shares or the dollar amount to be redeemed and your account number. The request must be signed exactly as your name appears on the Fund's account records. If the shares to be redeemed have a value of $25,000 or more, your signature must be guaranteed by any eligible guarantor institution, including banks, brokers and dealers, municipal securities brokers and dealers, government securities brokers and dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations.

Redemption requests may direct that the proceeds be wired directly to your existing account in any commercial bank or brokerage firm in the United States. There is currently no charge for processing wire redemptions. However, the Transfer Agent reserves the right, upon thirty days' written notice, to make reasonable charges for wire redemptions. All charges will be deducted from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. In the event that wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.



You will receive the net asset value per share next determined after receipt by the Transfer Agent of your redemption request in the form described above. Payment is made within three business days after tender in such form, provided that payment in redemption of shares purchased by check will be effected only after the check has been collected, which may take up to fifteen days from the purchase date. To eliminate this delay, you may purchase shares of the Fund by certified check or wire.


You may also redeem your shares through a brokerage firm or financial institution that has been authorized to accept orders on behalf of the Fund at the Fund's net asset value next determined after your order is received by such organization in proper form before 4:00 p.m., Eastern time, or such earlier time as may be required by such organization. These organizations may be authorized to designate other intermediaries to act in this capacity. Such an organization may charge you transaction fees on redemptions of Fund shares and may impose other charges or restrictions or account options that differ from those applicable to shareholders who redeem shares directly through the Fund or the Transfer Agent.


At the discretion of the Fund or the Transfer Agent, corporate investors and other associations may be required to furnish an appropriate certification authorizing redemptions to ensure proper authorization. The Fund reserves the right to require you to close your account if at any time the value of your shares is less than $25,000 (based on actual amounts invested, unaffected by market fluctuations), or such other minimum amount as the Fund may determine from time to time. After notification to you of the Fund's intention to close your account, you will be given sixty days to increase the value of your account to the minimum amount.

The Fund  reserves the right to suspend the right of  redemption  or to postpone
the  date  of  payment  for  more  than  three   business   days  under  unusual
circumstances as determined by the Securities and Exchange Commission.

DIVIDENDS AND DISTRIBUTIONS
--------------------------------------------------------------------------------

The Fund expects to distribute substantially all of its net investment income and net realized capital gains, if any, on an annual basis. Distributions are paid according to one of the following options:

Share Option --     income   distributions   and  capital  gains   distributions
                    reinvested in additional shares.

Income Option --    income    distributions   and   short-term   capital   gains
                    distributions   paid  in  cash;   long-term   capital  gains
                    distributions reinvested in additional shares.

Cash Option --      income distributions and capital gains distributions paid in cash.

You should indicate your choice of option on your application. If no option is specified on your application, distributions will automatically be reinvested in additional shares. All distributions will be based on the net asset value in effect on the payable date.


If you select the Income Option or the Cash Option and the U.S. Postal Service cannot deliver your checks or if your checks remain uncashed for six months, your dividends may be reinvested in your account at the then-current net asset value and your account will be converted to the Share Option. No interest will accrue on amounts represented by uncashed distribution checks.


TAXES
--------------------------------------------------------------------------------

The Fund has qualified and intends to continue to qualify for the special tax treatment afforded a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it does not pay federal taxes on income and capital gains distributed to shareholders.

The Fund intends to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Distributions of net investment income as well as net realized short-term capital gains, if any, are taxable to investors as ordinary income. Dividends distributed by the Fund from net investment income may be eligible, in whole or in part, for the dividends received deduction available to corporations.


Distributions of net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) by the Fund to its shareholders are taxable to the recipient shareholders as capital gains, without regard to the length of time a shareholder has held Fund shares. The maximum capital gains rate for individuals is 28% with respect to assets held more than 12 months, but not more than 18 months, and 20% with respect to assets held more than 18 months. The maximum capital gains rate for corporate shareholders is the same as the maximum tax rate for ordinary income. Redemptions of shares of the Fund are taxable events on which a shareholder may realize a gain or loss.


On July 19, 1993, prior to the offering of shares of the Fund to the public, the Fund exchanged its shares for portfolio securities of RCM Partners Limited Partnership (the "Partnership"), a Michigan limited partnership, after which the Partnership was dissolved and distributed Fund shares received pro rata to its partners. Following this exchange transaction (the "Exchange"), partners of the Partnership constituted all of the shareholders of the Fund, except for shares representing seed capital contributed to the Fund by the Adviser. The Exchange was intended to qualify as a tax-free reorganization, with no gain or loss to be recognized by the Partnership or its partners. As a result of this Exchange, the Fund acquired securities that had appreciated in value from the date they were originally acquired by the Partnership. If these appreciated securities are subsequently sold, the amount of the gain will be taxable to future shareholders as well as to shareholders who received Fund shares in the Exchange. The effect of this for future shareholders would be to immediately tax them on a distribution that represents a return of the purchase price of their shares rather than an increase in the value of their investment. The effect on shareholders who received Fund shares in the Exchange would be to reduce their potential liability for tax on capital gains by spreading it over a larger asset base.

The Fund will mail to each of its shareholders a statement indicating the amount and federal income tax status of all distributions made during the year. In addition to federal taxes, shareholders of the Fund may be subject to state and local taxes on distributions. Shareholders should consult their tax advisors about the tax effect of distributions and withdrawals from the Fund. The tax consequences described in this section apply whether distributions are taken in cash or reinvested in additional shares.

OPERATION OF THE FUND
--------------------------------------------------------------------------------

The Fund is a diversified series of Schwartz Investment Trust, an open-end management investment company organized as an Ohio business trust on August 31, 1992. The Board of Trustees supervises the business activities of the Fund. Like other mutual funds, various organizations are retained to perform specialized services for the Fund.


The Fund retains Schwartz Investment Counsel, Inc. (the "Adviser"), 3707 W. Maple Road, Bloomfield Hills, Michigan 48301, to manage the Fund's investments. The Adviser was organized in 1980 and has approximately $235 million of assets under management as of December 31, 1997. The controlling shareholders of the Adviser are George P. Schwartz and Gregory J. Schwartz. George P. Schwartz, who is President of both the Fund and the Adviser, is, and since the Fund's inception has been, primarily responsible for managing the Fund's portfolio.


The Fund pays the Adviser a fee at the annual rate of 1.5% of the average value of its daily net assets up to $75 million; 1.25% of such assets from $75 million to $100 million; and 1% of such assets in excess of $100 million.

The Fund is responsible for the payment of all operating expenses, including fees and expenses in connection with membership in investment company organizations, brokerage fees and commissions, legal, auditing and accounting expenses, expenses of registering shares under federal and state securities laws, insurance expenses, taxes or governmental fees, fees and expenses of the custodian, transfer agent and accounting and pricing agent of the Fund, fees and expenses of members of the Board of Trustees who are not interested persons of the Fund, the cost of preparing and distributing prospectuses, statements, reports and other documents to shareholders, expenses of shareholders' meetings and proxy solicitations, and such extraordinary or non-recurring expenses as may arise, including litigation to which the Fund may be a party and indemnification of the Fund's officers and Trustees with respect thereto.

The Fund has retained Countrywide Fund Services, Inc. (the "Transfer Agent"), P.O. Box 5354, Cincinnati, Ohio, to provide administrative services and accounting and pricing services to the Fund and to serve as its transfer agent and dividend paying agent. The Transfer Agent is an indirect wholly-owned subsidiary of Countrywide Credit Industries, Inc., a New York Stock Exchange listed company principally engaged in the business of residential mortgage lending. The Fund pays the Transfer Agent a fee for these services at the annual rate of .22% of the average value of its daily net assets up to $25 million, .2% of such assets from $25 million to $100 million and .15% of such assets in excess of $100 million; provided, however, that the minimum fee is $6,000 per month.

Gregory J.  Schwartz  & Co.,  Inc.  (the  "Distributor"),  3707 W.  Maple  Road,
Bloomfield Hills, Michigan 48301, serves as the exclusive agent for the distribution of shares of the Fund. Gregory J. Schwartz, Chairman of the Board and a Trustee of the Fund, is also President and the controlling shareholder of the Distributor. The Distributor will pay for the distribution of Fund shares out of its own resources.

Shares of the Fund have equal voting rights and liquidation rights. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each full share owned and fractional votes for fractional shares owned. The Fund is not required to hold annual meetings of shareholders. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any Trustee when requested to do so in writing by shareholders holding 10% or more of the Fund's outstanding shares. The Fund will comply with the provisions of Section 16(c) of the Investment Company Act of 1940 in order to facilitate communications among shareholders.

CALCULATION OF SHARE PRICE
--------------------------------------------------------------------------------

On each day that the Fund is open for business, the share price (net asset value) of the Fund's shares is determined as of the close of the regular session of trading on the New York Stock Exchange, currently 4:00 p.m., Eastern time. The Fund is open for business on each day the New York Stock Exchange is open for business and on any other day when there is sufficient trading in the Fund's investments that its net asset value might be materially affected. The net asset value per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund plus cash or other assets minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the Fund, rounded to the nearest cent.

U.S. Government obligations are valued at their most recent bid prices as obtained from one or more of the major market makers for such securities. Other portfolio securities are valued as follows: (1) securities which are traded on stock exchanges or are quoted by NASDAQ are valued at the last reported sale price as of the close of the regular session of trading on the New York Stock Exchange on the day the securities are being valued, or, if not traded on a particular day, at the average of the highest current independent bid and lowest current independent offer, (2) securities traded in the over-the-counter market, and which are not quoted by NASDAQ, are valued at the average of the highest current independent bid and lowest current independent offer as of the close of the regular session of trading on the New York Stock Exchange on the day the securities are being valued, (3) securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and (4) securities (and other assets) for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees. The net asset value per share of the Fund will fluctuate with the value of the securities it holds.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

From time to time, the Fund may advertise its "average annual total return." Average annual total return figures are based on historical earnings and are not intended to indicate future performance.

The "average annual total return" of the Fund refers to the average annual compounded rates of return over the most recent 1, 5 and 10 year periods (which periods will be stated in the advertisement) that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment. The calculation of "average annual total return" assumes the reinvestment of all dividends and distributions. The Fund may also advertise total return (a "nonstandardized quotation") which is calculated differently from "average annual total return." A nonstandardized quotation of total return may be a cumulative return which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions. A nonstandardized quotation of total return may also indicate average annual compounded rates of return over periods other than those specified for "average annual total return." A nonstandardized quotation of total return will always be accompanied by the Fund's "average annual total return" as described above.

From time to time, the Fund may advertise its performance rankings as published by recognized independent mutual fund statistical services such as Lipper Analytical Services, Inc. ("Lipper"), or by publications of general interest such as Forbes, Money, The Wall Street Journal, Business Week, Barron's, Fortune or Morningstar Mutual Fund Values. The Fund may also compare its performance to that of other selected mutual funds, averages of the other mutual funds within its category as determined by Lipper, or recognized indicators such as the Dow Jones Industrial Average, the Standard & Poor's 500 Stock Index, the Value Line Composite Index, the NASDAQ Composite Index and the Russell 2000 Index. In connection with a ranking, the Fund may provide additional information, such as the particular category of funds to which the ranking relates, the number of funds in the category, the criteria upon which the ranking is based, and the effect of fee waivers and/or expense reimbursements, if any. The Fund may also present its performance and other investment characteristics, such as volatility or a temporary defensive posture, in light of the Adviser's view of current or past market conditions or historical trends.


Further information about the Fund's performance is contained in the Fund's annual report which can be obtained by shareholders at no charge by calling 248-644-8500 or by writing to the Fund at the address on the front of this Prospectus.

SCHWARTZ VALUE FUND                         ACCOUNT NO. 36-_____________________
Account Application                                         (For Fund Use Only)

Please mail completed account               FOR BROKER/DEALER USE ONLY
application to:                             Firm Name:__________________________
   Countrywide Fund Services, Inc.          Home Office Address:________________
   P.O. Box 5354                            Branch Address:_____________________
   Cincinnati, Ohio 45201-5354              Rep Name & No.:_____________________
                                            Rep. Signature:_____________________
________________________________________________________________________________
Initial Investment of $ __________________ ($25,000 minimum)

o Check or draft enclosed payable to the Schwartz Value Fund.

o  Bank Wire From:_______________________________________________
________________________________________________________________________________
Account Name                                      S.S. #/Tax l.D.#
_______________________________________________   ______________________________
Name of Individual, Corporation, Organization,    (In case of custodial account
or Minor, etc.                                    please list minor's S.S.#)

_______________________________________________   Citizenship:
Name of Joint Tenant, Partner, Custodian          o  U.S.
                                                  o  Other _____________________

Address                                           Phone

_______________________________________________   ______________________________
Street or P.O. Box                                Business Phone

_______________________________________________   ______________________________
City                     State            Zip     Home Phone

Check Appropriate Box:  o Individual
                        o Joint Tenant (Right of survivorship presumed)
                        o Corporation
                        o Trust
                        o Custodial
                        o Other

Occupation and Employer Name/Address:___________________________________________
Are you an associated person of an NASD member?   o  Yes   o   No
________________________________________________________________________________

TAXPAYER IDENTIFICATION NUMBER-- Under penalties of perjury I certify that the Taxpayer Identification Number listed above is my correct number. The Internal Revenue Service does not require my consent to any provision of this document other than the certifications required to avoid backup withholding. Check box if appropriate:

o I am exempt from backup withholding under the provisions of section 3406(a)(1)(c) of the Internal Revenue Code; or I am not subject to backup withholding because I have not been notified that I am subject to backup withholding as a result of a failure to report all interest or dividends; or the Internal Revenue Service has notified me that I am no longer subject to backup withholding.
o I certify under penalties of perjury that a Taxpayer Identification Number has not been issued to me and I have mailed or delivered an application to receive a Taxpayer Identification Number to the Internal Revenue Service Center or Social Security Administration Office. I understand that if I do not provide a Taxpayer Identification Number within 60 days that 31% of all reportable payments will be withheld until I provide a number.
________________________________________________________________________________
DISTRIBUTIONS (If no election is checked the SHARE OPTION will be assigned.)

o  Share Option   --  Income   distributions  and  capital  gains  distributions
                      automatically reinvested in additional shares.
o  Income Option  --  Income   distributions   and   short-term   capital  gains
                      distributions  paid   in  cash,  long-term  capital  gains
                      distributions reinvested in additional  shares.
o  Cash Option    --  Income distributions and capital gains distributions  paid in cash.
          o By Check      o By ACH to my bank checking or savings account.
                            Please attach a voided check.
________________________________________________________________________________
Signatures

By signature below each investor certifies that he has received a copy of the Fund's current Prospectus, that he is of legal age, and that he has full authority and legal capacity for himself or the organization named below, to make this investment and to use the options selected above. The investor appoints Countrywide Fund Services, Inc. as his agent to enter orders for shares, to receive dividends and distributions for automatic reinvestment in additional shares of the Fund for credit to the investor's account and to surrender for redemption shares held in the investor's account in accordance with any of the procedures elected above or for payment of service charges incurred by the investor. The investor further agrees that Countrywide Fund Services, Inc. can cease to act as such agent upon ten days' notice in writing to the investor at the address contained in this Application. The investor hereby ratifies any instructions given pursuant to this Application and for himself and his successors and assigns does hereby release the Fund, Schwartz Investment Counsel, Inc., Countrywide Fund Services, Inc., Gregory J. Schwartz & Co., and their respective officers, employees, agents and affiliates from any and all liability in the performance of the acts instructed herein.

By:_________________________________________     _______________________________
               Signature & Title                              Date

By:_________________________________________     _______________________________
               Signature & Title                              Date

NOTE: Corporations, trusts and other organizations must complete the resolution form on the reverse side. Unless otherwise specified, each joint owner shall have full authority to act on behalf of the account.

RESOLUTIONS
(This Section to be completed by Corporations, Trusts, and Other Organizations)
RESOLVED: That this corporation or organization become a shareholder of the Schwartz Value Fund (the Fund) and that
________________________________________________________________________________
is (are) hereby authorized to complete and execute the Application on behalf of the corporation or organization and to take any action for it as may be necessary or appropriate with respect to its shareholder account with the Fund, and it is
FURTHER RESOLVED: That any one of the above noted officers is authorized to sign any documents necessary or appropriate to appoint Countrywide Fund Services, Inc. as redemption agent of the corporation or organization for shares of the Fund, to establish or acknowledge terms and conditions governing the redemption of said shares and to otherwise implement the privileges elected on the Application.

                                  Certificate

I hereby certify that the foregoing resolutions are in conformity with the Charter and By-Laws or other empowering documents of the

________________________________________________________________________________
                             (Name of Organization)

incorporated or formed under the laws of________________________________________
                                                        (State)

and were adopted at a meeting of the Board of Directors or Trustees of the organization or corporation duly called and held on _______________________ at which a quorum was present and acting throughout, and that the same are now in full force and effect.

I further certify that the following is (are) duly elected officer(s) of the corporation or organization, authorized to act in accordance with the foregoing resolutions.

               Name                                     Title

___________________________________    _________________________________________

___________________________________    _________________________________________

___________________________________    _________________________________________

Witness my hand and seal of the corporation or organization this _______ day of __________________, 19_______

___________________________________    _________________________________________
      *Secretary-Clerk                  Other Authorized Officer (if required)

*If the Secretary or other recording officer is authorized to act by the above resolutions, this certificate must also be signed by another officer.

                       THIS PAGE INTENTIONALLY LEFT BLANK

                            SCHWARTZ INVESTMENT TRUST


                       STATEMENT OF ADDITIONAL INFORMATION

                                   MAY 1, 1998

                               SCHWARTZ VALUE FUND

     This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectus of the Schwartz Value Fund dated May 1, 1998. A copy of the Fund's Prospectus can be obtained by writing the Fund at 3707 W. Maple Road, Bloomfield Hills, Michigan 48301, or by calling the Fund at 248-644-8500.

                       STATEMENT OF ADDITIONAL INFORMATION
                       -----------------------------------

                            Schwartz Investment Trust
                               3707 W. Maple Road
                        Bloomfield Hills, Michigan 48301

                                TABLE OF CONTENTS
                                -----------------

                                                                            PAGE
                                                                            ----
THE FUND.....................................................................  3

DEFINITIONS, POLICIES AND RISK CONSIDERATIONS................................  3

QUALITY RATINGS OF CORPORATE BONDS AND PREFERRED STOCKS......................  8

INVESTMENT LIMITATIONS....................................................... 13

TRUSTEES AND OFFICERS........................................................ 14

THE INVESTMENT ADVISER....................................................... 16

THE DISTRIBUTOR.............................................................. 17

SECURITIES TRANSACTIONS...................................................... 18

PORTFOLIO TURNOVER........................................................... 19

CALCULATION OF SHARE PRICE................................................... 20

TAXES........................................................................ 20

REDEMPTION IN KIND........................................................... 21

HISTORICAL PERFORMANCE INFORMATION........................................... 21

PRINCIPAL SECURITY HOLDERS................................................... 24

CUSTODIAN.................................................................... 24

INDEPENDENT AUDITORS......................................................... 24

COUNTRYWIDE FUND SERVICES, INC............................................... 25

ANNUAL REPORT................................................................ 25

THE FUND
--------

     Schwartz Investment Trust (the "Trust") was organized as an Ohio business trust on August 31, 1992. The Trust currently offers one series of shares to investors, the Schwartz Value Fund (the "Fund"). Prior to June 1, 1994, the name of the Fund was The RCM Fund.

     Each share of the Fund represents an equal proportionate interest in the assets and liabilities belonging to the Fund with each other share of the Fund and is entitled to such dividends and distributions out of the income belonging to the Fund as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of the Fund into a greater or lesser number of shares of the Fund so long as the proportionate beneficial interest in the assets belonging to the Fund are in no way affected. In case of any liquidation of the Fund, the holders of shares of the Fund will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to the Fund. No shareholder is liable to further calls or to assessment by the Fund without his express consent.

     On July 19, 1993, prior to the offering of Fund shares to the public, the Fund exchanged its shares for portfolio securities of RCM Partners Limited Partnership, a Michigan limited partnership (the "Partnership"), after which the Partnership dissolved and distributed the Fund shares received pro rata to its partners.

DEFINITIONS, POLICIES AND RISK CONSIDERATIONS
---------------------------------------------

     A more detailed discussion of some of the terms used and investment policies described in the Prospectus (see "Investment Objective, Investment Policies and Risk Considerations") appears below:

     Majority. As used in the Prospectus and this Statement of Additional Information, the term "majority" of the outstanding shares of the Fund means the lesser of (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting or (2) more than 50% of the outstanding shares of the Fund.

     Commercial Paper. Commercial paper consists of short-term (usually from one to two hundred seventy days) unsecured promissory notes issued by corporations in order to finance their current operations. The Fund will only invest in commercial paper rated A-1 by Standard & Poor's Ratings Group ("Standard &

Poor's") or Prime-1 by Moody's Investors Service, Inc. ("Moody's") or unrated paper of issuers who have outstanding unsecured debt rated AA or better by Standard & Poor's or Aa or better by Moody's. Certain notes may have floating or variable rates. Variable and floating rate notes with a demand notice period exceeding seven days will be subject to the Fund's policy with respect to illiquid investments unless, in the judgment of the Adviser, such note is liquid.

     The rating of Prime-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: valuation of the management of the issuer; economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; evaluation of the issuer's products in relation to competition and customer acceptance; liquidity; amount and quality of long-term debt; trend of earnings over a period of 10 years; financial strength of the parent company and the relationships which exist with the issuer; and recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. These factors are all considered in determining whether the commercial paper is rated Prime-1. Commercial paper rated A-1 (highest quality) by Standard & Poor's has the following characteristics: liquidity ratios are adequate to meet cash requirements; long-term senior debt is rated "A" or better, although in some cases "BBB" credits may be allowed; the issuer has access to at least two additional channels of borrowing; basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; typically, the issuer's industry is well established and the issuer has a strong position within the industry; and the reliability and quality of management are unquestioned. The relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated A-1.

     Bank Debt Instruments. Bank debt instruments in which the Fund may invest consist of certificates of deposit, bankers' acceptances and time deposits issued by national banks and state banks, trust companies and mutual savings banks, or by banks or institutions the accounts of which are insured by the Federal Deposit Insurance Corporation or the Federal Savings and Loan Insurance Corporation. Certificates of deposit are negotiable certificates evidencing the indebtedness of a commercial bank to repay funds deposited with it for a definite period of time (usually from fourteen days to one year) at a stated or variable interest rate. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer, which instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. The Fund will not invest in time deposits maturing in more than seven days if, as a result thereof, more than 15% of the value of its net assets would be invested in such securities and other illiquid securities.

     When-Issued Securities. The Fund will only make commitments to purchase securities on a when-issued basis with the intention of actually acquiring the securities. In addition, the Fund may purchase securities on a when-issued basis only if delivery and payment for the securities takes place within 120 days after the date of the transaction. In connection with these investments, the Fund will direct the Custodian to place cash or liquid securities in a segregated account in an amount sufficient to make payment for the securities to be purchased. When a segregated account is maintained because the Fund purchases securities on a when-issued basis, the assets deposited in the segregated account will be valued daily at market for the purpose of determining the adequacy of the securities in the account. If the market value of such securities declines, additional cash or securities will be placed in the account on a daily basis so that the market value of the account will equal the amount of the Fund's commitments to purchase securities on a when-issued basis. To the extent funds are in a segregated account, they will not be available for new investment or to meet redemptions. Securities purchased on a when-issued basis and the securities held in the Fund's portfolio are subject to changes in market value based upon changes in the level of interest rates (which will generally result in all of those securities changing in value in the same way, i.e., all those securities experiencing appreciation when interest rates decline and depreciation when interest rates rise). Therefore, if in order to achieve higher returns, the Fund remains substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be a possibility that the market value of the Fund's assets will experience greater fluctuation. The purchase of securities on a when-issued basis may involve a risk of loss if the broker-dealer selling the securities fails to deliver after the value of the securities has risen.

     When the time comes for the Fund to make payment for securities purchased on a when-issued basis, the Fund will do so by using then available cash flow, by sale of the securities held in the segregated account, by sale of other securities or, although it would not normally expect to do so, by directing the sale of the securities purchased on a when-issued basis themselves (which may have a market value greater or less than the Fund's payment obligation). Although the Fund will only make commitments to purchase securities on a when-issued basis with the intention of actually acquiring the securities, the Fund may sell these securities before the settlement date if it is deemed advisable by the Adviser as a matter of investment strategy.

     Repurchase Agreements. Repurchase agreements are transactions by which the Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon time and price, thereby determining the yield during the term of the agreement. In the event of a bankruptcy or other default by the seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying security and losses. To minimize these possibilities, the Fund intends to enter into repurchase agreements only with its Custodian, with banks having assets in excess of $10 billion and with broker-dealers who are recognized as primary dealers in U.S. Government obligations by the Federal Reserve Bank of New York. Collateral for repurchase agreements is held in safekeeping in the customer-only account of the Fund's Custodian at the Federal Reserve Bank. The Fund will not enter into a repurchase agreement not terminable within seven days if, as a result thereof, more than 15% of the value of its net assets would be invested in such securities and other illiquid securities.

     Although the securities subject to a repurchase agreement might bear maturities exceeding one year, settlement for the repurchase would never be more than one year after the Fund's acquisition of the securities and normally would be within a shorter period of time. The resale price will be in excess of the purchase price, reflecting an agreed upon market rate effective for the period of time the Fund's money will be invested in the securities, and will not be related to the coupon rate of the purchased security. At the time the Fund enters into a repurchase agreement, the value of the underlying security, including accrued interest, will equal or exceed the value of the repurchase agreement, and, in the case of a repurchase agreement exceeding one day, the seller will agree that the value of the underlying security, including accrued interest, will at all times equal or exceed the value of the repurchase agreement. The collateral securing the seller's obligation must be of a credit quality at least equal to the Fund's investment criteria for portfolio securities and will be held by the Custodian or in the Federal Reserve Book Entry System.

     For purposes of the Investment Company Act of 1940, a repurchase agreement is deemed to be a loan from the Fund to the seller subject to the repurchase agreement and is therefore subject to the Fund's investment restriction applicable to loans. It is not clear whether a court would consider the securities purchased by the Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before repurchase of the security under a repurchase agreement, the Fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the security. If a court characterized the transaction as a loan and the Fund has not perfected a security interest in the security, the Fund may be required to return the security to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at the risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt obligation purchased for the Fund, the Adviser seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case, the seller. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security, in which case the Fund may incur a loss if the proceeds to the Fund of the sale of the security to a third party are less than the repurchase price. However, if the market value of the securities subject to the repurchase agreement becomes less than the repurchase price (including interest), the Fund will direct the seller of the security to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that the Fund will be unsuccessful in seeking to enforce the seller's contractual obligation to deliver additional securities.

     Foreign Securities. Subject to the Fund's investment policies and quality standards, the Fund may invest in the securities (payable in U.S. dollars) of foreign issuers. Because the Fund may invest in foreign securities, investment in the Fund involves risks that are different in some respects from an investment in a fund which invests only in securities of U.S. domestic issuers. Foreign investments may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies. There may be less governmental supervision of securities markets, brokers and issuers of securities. Securities of some foreign companies are less liquid or more volatile than securities of U.S. companies, and foreign brokerage commissions and custodian fees are generally higher than in the United States. Settlement practices may include delays and may differ from those customary in United States markets. Investments in foreign securities may also be subject to other risks different from those affecting U.S. investments, including local political or economic developments, expropriation or nationalization of assets, restrictions on foreign investment and repatriation of capital, imposition of withholding taxes on dividend or interest payments, currency blockage (which would prevent cash from being brought back to the United States), and difficulty in enforcing legal rights outside the United States.

     Warrants and Rights. Warrants are options to purchase equity securities at a specified price and are valid for a specific time period. Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders. The Fund may purchase warrants and rights, provided that the Fund does not invest more than 5% of its net assets at the time of purchase in warrants and rights other than those that have been acquired in units or attached to other securities. Of such 5%, no more than 2% of the Fund's assets at the time of purchase may be invested in warrants which are not listed on either the New York Stock Exchange or the American Stock Exchange.

QUALITY RATINGS OF CORPORATE BONDS AND PREFERRED STOCKS
-------------------------------------------------------

     The ratings of Moody's and Standard & Poor's for corporate bonds in which the Fund may invest are as follows:

     Moody's Investors Service, Inc.
     -------------------------------

     Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C - Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Standard & Poor's Ratings Group
     -------------------------------

     AAA - Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

     AA - Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

     A - Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

     BBB - Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

     BB, B, CCC and CC - Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     C - The rating C is reserved for income bonds on which no interest is being paid.

     D - Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

     The ratings of Moody's and Standard & Poor's for preferred stocks in which the Fund may invest are as follows:

     Moody's Investors Service, Inc.
     -------------------------------

     aaa - An issue which is rated aaa is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

     aa - An issue which is rated aa is considered a high-grade preferred stock. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

     a - An issue which is rated a is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

     baa - An issue which is rated baa is considered to be medium grade, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

     ba - An issue which is rated ba is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

     b - An issue which is rated b generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

     caa - An issue which is rated caa is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

     Standard & Poor's Ratings Group
     -------------------------------

     AAA - This is the highest rating that may be assigned by Standard & Poor's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

     AA - A preferred stock issue rated AA also qualifies as a high-quality fixed-income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

     A - An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the diverse effects of changes in circumstances and economic conditions.

     BBB - An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.

     BB, B and CCC - Preferred stock rated BB, B and CCC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation and CCC the highest degree of speculation. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     CC - The rating CC is reserved for a preferred stock issue in arrears on dividends or sinking fund payments but that is currently paying.

     C - A preferred stock rated C is a non-paying issue.

     D - A preferred stock rated D is a non-paying issue with the issuer in default on debt instruments.

     Risk Factors of Lower-Rated Securities
     --------------------------------------

     Lower-rated debt securities (commonly called "junk bonds") may be subject to certain risk factors to which other securities are not subject to the same degree. An economic downturn tends to disrupt the market for lower-rated bonds and adversely affect their values. Such an economic downturn may be expected to result in increased price volatility of lower-rated bonds and of the value of the Fund's shares, and an increase in issuers' defaults on such bonds.

     Also, many issuers of lower-rated bonds are substantially leveraged, which may impair their ability to meet their obligations. In some cases, the securities in which the Fund invests are subordinated to the prior payment of senior indebtedness, thus potentially limiting the Fund's ability to recover full principal or to receive payments when senior securities are in default.

     The credit rating of a security does not necessarily address its market value risk. Also, ratings may, from time to time, be changed to reflect developments in the issuer's financial condition. Lower-rated securities held by the Fund have speculative characteristics which are apt to increase in number and significance with each lower rating category.

     When the secondary market for lower-rated bonds becomes increasingly illiquid, or in the absence of readily available market quotations for lower-rated bonds, the relative lack of reliable, objective data makes the responsibility of the Trustees to value such securities more difficult, and judgment plays a greater role in the valuation of portfolio securities. Also, increased illiquidity of the market for lower-rated bonds may affect the Fund's ability to dispose of portfolio securities at a desirable price.

     In addition, if the Fund experiences unexpected net redemptions, it could be forced to sell all or a portion of its lower-rated bonds without regard to their investment merits, thereby decreasing the asset base upon which the Fund's expenses can be spread and possibly reducing the Fund's rate of return. Also, prices of lower-rated bonds have been found to be less sensitive to interest rate changes and more sensitive to adverse economic changes and individual corporate developments than more highly rated investments. Certain laws or regulations may have a material effect on the Fund's investments in lower-rated bonds.

INVESTMENT LIMITATIONS
----------------------

     The Fund has adopted certain fundamental investment limitations designed to reduce the risk of an investment in the Fund. These limitations may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. The Fund may not:

     1. Borrow amounts in excess of 5% of the Fund's total assets, except as a temporary measure for extraordinary or emergency purposes.

     2. Underwrite securities issued by other persons, except insofar as the Fund may technically be deemed an underwriter under the Securities Act of 1933 in selling a portfolio security.

     3. Invest 25% or more of the Fund's total assets in any one industry.

     4. Purchase or sell real estate, mineral leases, futures contracts or commodities in the ordinary course of business.

     5. Make loans; however, the Fund may enter into repurchase agreements and may purchase corporate and debt obligations for investment purposes.

     6. Purchase the securities of an issuer (other than the United States Government, its agencies or instrumentalities) if such purchase, at the time thereof, would cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer.

     7. Purchase voting securities of any issuer if such purchase, at the time thereof, would cause more than 10% of the outstanding voting securities of such issuer to be held by the Fund.

     8. Invest for the purpose of exercising control or management.

     9. Issue senior securities as defined in the Investment Company Act of 1940 or mortgage, pledge, hypothecate or in any way transfer as security for indebtedness any securities owned or held by the Fund except as may be necessary in connection with permissible borrowings, and then not exceeding 5% of the Fund's total assets, taken at the lesser of cost or market value.

     10. Purchase any securities on margin; however, the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of securities.

     11. Sell any securities short unless, by virtue of the Fund's ownership of other securities, the Fund has at the time of sale a right to obtain securities, without payment of further consideration, equivalent in kind and amount to the securities sold and provided that if such right is conditional, the sale is made upon the same conditions.

     12. Purchase or sell any put or call options or any combination thereof, provided that this shall not prevent the purchase, ownership, holding or sale of warrants where the grantor of the warrants is the issuer of the underlying securities.

     13. Invest more than 10% of its total assets in securities of unseasoned issuers or in securities which are subject to legal or contractual restrictions on resale.

     With respect to the percentages adopted by the Fund as maximum limitations on the Fund's investment policies and restrictions, an excess above the fixed percentage (except for the percentage limitations relative to the borrowing of money) will not be a violation of the policy or restriction unless the excess results immediately and directly from the acquisition of any security or the action taken.

     The Fund has never made, nor does it presently intend to make, short sales of securities "against the box" as described in investment limitation 11. This statement of intention reflects a nonfundamental policy which may be changed by the Board of Trustees without shareholder approval.

TRUSTEES AND OFFICERS
---------------------


     The following is a list of the Trustees and executive officers of the Fund and their aggregate compensation from the Fund for the fiscal year ended December 31, 1997. Each Trustee who is an "interested person" of the Fund, as defined by the Investment Company Act of 1940, is indicated by an asterisk. Gregory J. Schwartz and George P. Schwartz are brothers.

NAME                            AGE                  POSITION HELD                      COMPENSATION
----                            ---         --------------------------------            ------------
*Gregory J. Schwartz             56         Chairman of the Board/Trustee                  $    0
*George P. Schwartz, CFA         53         President/Trustee                                   0
+Donald J. Dawson, Jr.           51         Trustee                                         7,000
+Fred A. Erb                     75         Trustee                                         7,000
+John J. McHale                  76         Trustee                                         7,000
+Sidney F. McKenna               75         Trustee                                         7,000
 Richard L. Platte, Jr., CFA     47         Vice President, Secretary and Treasurer             0
 Robert G. Dorsey                41         Assistant Vice President                            0
 John F. Splain                  41         Assistant Secretary                                 0
 Mark J. Seger                   36         Assistant Treasurer                              0

* Gregory J. Schwartz and George P. Schwartz, as affiliated persons of Schwartz Investment Counsel, Inc., the Fund's investment adviser, are "interested persons" of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940.

+  Member of Audit Committee.

     The principal occupations of the Trustees and executive officers of the Fund during the past five years are set forth below:

     GREGORY J. SCHWARTZ, 3707 W. Maple Road, Bloomfield Hills, Michigan, is Chairman of Schwartz Investment Counsel, Inc., the Fund's investment manager, and is also President and Chief Executive Officer of Gregory J. Schwartz & Co., Inc., an investment banking firm which serves as the Fund's distributor.

     GEORGE P. SCHWARTZ, CFA, 3707 W. Maple Road, Bloomfield Hills, Michigan, is President and Chief Investment Officer of Schwartz Investment Counsel, Inc. and is President and portfolio manager of the Fund.

     DONALD J. DAWSON, JR., 333 West Seventh Street, Royal Oak, Michigan, is President of Payroll 1, Inc. (a payroll processing company).

     FRED A. ERB, 44 East Long Lake Road, Bloomfield Hills, Michigan, is the Chairman and Chief Executive Officer of Edgemere Enterprises, Inc. (a real estate investment, development and management company). He is also the Chairman of D.I.Y. Home Warehouse (a retail building supplies company).

     JOHN J. McHALE, 2014 Royal Fern Court, Palm City, Florida, is retired as the President of the Montreal Expos (a major league baseball team). He is President of Japan Sports System, Inc. (owners and operators of professional baseball franchises). He is also a director of Perini Corp. (a construction and real estate company).

     SIDNEY F. McKENNA, 3707 W. Maple Road, Bloomfield Hills, Michigan, is retired Senior Vice President of United Technologies Corporation (a major manufacturer of aircraft engines and other industrial products).

     RICHARD L. PLATTE, JR., CFA, 3707 W. Maple Road, Bloomfield Hills, Michigan, is Executive Vice President, Secretary and Treasurer of Schwartz Investment Counsel, Inc.


     ROBERT G. DORSEY, 312 Walnut Street, Cincinnati, Ohio, is President and Treasurer of Countrywide Fund Services, Inc. (a registered transfer agent) and CW Fund Distributors, Inc. (a registered broker-dealer) and Treasurer of Countrywide

Investments, Inc. (a registered broker-dealer and investment adviser) and Countrywide Financial Services, Inc. (a financial services company and parent of Countrywide Fund Services, Inc., CW Fund Distributors, Inc. and Countrywide
Investments, Inc. and a wholly-owned subsidiary of Countrywide Credit Industries, Inc.). He is also Vice President of Countrywide Investment Trust, Countrywide Tax-Free Trust, Countrywide Strategic Trust, Brundage, Story and Rose Investment Trust, Markman MultiFund Trust, Dean Family of Funds, The New York State Opportunity Funds, Lake Shore Family of Funds, Maplewood Investment Trust and Wells Family of Real Estate Funds and Assistant Vice President of Interactive Investments, The Tuscarora Investment Trust, Williamsburg Investment Trust, The Gannett Welsh & Kotler Funds and The Westport Funds (all of which are registered investment companies).

     JOHN F. SPLAIN, 312 Walnut Street, Cincinnati, Ohio, is Vice President, Secretary and General Counsel of Countrywide Fund Services, Inc. and CW Fund Distributors, Inc. and Secretary and General Counsel of Countrywide Investments, Inc. and Countrywide Financial Services, Inc. He is also Secretary of Countrywide Investment Trust, Countrywide Tax-Free Trust, Countrywide Strategic Trust, Brundage, Story and Rose Investment Trust, Markman MultiFund Trust, The Tuscarora Investment Trust, Williamsburg Investment Trust, Lake Shore Family of Funds, Maplewood Investment Trust and Wells Family of Real Estate Funds and Assistant Secretary of Interactive Investments, Dean Family of Funds, The New York State Opportunity Funds, The Gannett Welsh & Kotler Funds and The Westport Funds.

     MARK J. SEGER, C.P.A., 312 Walnut Street, Cincinnati, Ohio, is Vice President of Countrywide Financial Services, Inc. and Countrywide Fund Services, Inc. He is also Treasurer of Countrywide Investment Trust, Countrywide Tax-Free Trust, Countrywide Strategic Trust, Brundage, Story and Rose Investment Trust, Markman MultiFund Trust, Williamsburg Investment Trust, Dean Family of Funds, The New York State Opportunity Funds, Lake Shore Family of Funds, Maplewood Investment Trust and Wells Family of Real Estate Funds and Assistant Treasurer of Interactive Investments, The Tuscarora Investment Trust, The Gannett Welsh & Kotler Funds and The Westport Funds.


THE INVESTMENT ADVISER
----------------------

     Schwartz Investment Counsel, Inc. (the "Adviser") is the Fund's investment manager. George P. Schwartz and Gregory J. Schwartz, as the controlling shareholders of the Adviser, may directly or indirectly receive benefits from the advisory fees paid to the Adviser.


     Under the terms of the investment advisory agreement between the Fund and the Adviser, the Adviser manages the Fund's investments. The Fund pays the Adviser a fee computed and accrued daily and paid quarterly at an annual rate of 1.5% of its average daily net assets up to $75,000,000, 1.25% of such assets from $75,000,000 to $100,000,000 and 1% of such assets in excess of $100,000,000. For the fiscal years ended December 31, 1997, 1996 and 1995, the Fund paid advisory fees of $940,830, $801,444 and $765,583, respectively.


     The Fund is responsible for the payment of all expenses incurred in connection with the registration of shares and operations of the Fund, including such extraordinary or non-recurring expenses as may arise, such as litigation to which the Fund may be a party. The Fund may have an obligation to indemnify the Fund's officers and Trustees with respect to such litigation, except in instances of willful misfeasance, bad faith, gross negligence or reckless disregard by such officers and Trustees in the performance of their duties. The compensation and expenses of any officer, Trustee or employee of the Fund who is an officer, director or employee of the Adviser are paid by the Adviser, except that the Fund reimburses all officers and Trustees, including those who may be officers, directors or employees of the Adviser, for actual reasonable out-of-pocket costs related to attending meetings of the Fund's Trustees.

     By its terms, the Fund's investment advisory agreement will remain in force until January 28, 1999 and from year to year thereafter, subject to annual approval by (a) the Board of Trustees or (b) a vote of the majority of the fund's outstanding voting securities; provided that in either event continuance is also approved by a majority of the Trustees who are not interested persons of the Fund, by a vote cast in person at a meeting called for the purpose of voting such approval. The Fund's investment advisory agreement may be terminated at any time, on sixty days' written notice, without the payment of any penalty, by the Board of Trustees, by a vote of the majority of the Fund's outstanding voting securities, or by the Adviser. The investment advisory agreement automatically terminates in the event of its assignment, as defined by the Investment Company Act of 1940 and the rules thereunder.

THE DISTRIBUTOR
---------------


     Gregory J. Schwartz & Co., Inc. (the "Distributor") is the principal underwriter of shares of the Fund. The Distributor is obligated to sell the shares on a best efforts basis only against purchase orders for the shares. Shares of the Fund are offered to the public on a continuous basis. The Distributor pays from its own resources promotional expenses in connection with the distribution of the Fund's shares and any other expenses incurred by it in the performance of its obligations under the Underwriting Agreement with the Fund.

     Gregory J. Schwartz is principal owner of the Distributor. The Adviser pays, out of its legitimate profits, commissions to the Distributor which are based on gross proceeds of Fund shares purchased for which the Distributor is responsible for recommending for investment in the Fund. Such commissions are equal to 4%. Upon redemption of Fund shares for any reason at any time prior to the one-year anniversary of the applicable subscription date of such shares, the Distributor refunds to the Adviser 75% of the commission paid upon the original purchase of such shares. Upon redemption of Fund shares after the one-year anniversary of the applicable subscription date of such shares, but prior to the two-year anniversary, the Distributor refunds to the Adviser 37.5% of the commission paid upon the original purchase of such shares. For the fiscal periods ended December 31, 1997 and 1996 and 1995, the Adviser paid the Distributor compensation of $209,234, $168,750 and $160,773, respectively, in respect to sales of shares of the Fund to the Distributor's clients.

SECURITIES TRANSACTIONS
-----------------------

     Decisions to buy and sell securities for the Fund and the placing of the Fund's securities transactions and negotiation of commission rates where applicable are made by the Adviser and are subject to review by the Board of Trustees of the Fund. In the purchase and sale of portfolio securities, the Adviser seeks best execution for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received. For the fiscal years ended December 31, 1997, 1996 and 1995, the Fund paid brokerage commissions of $122,882, $138,164 and $120,864, respectively.


     Generally, the Fund attempts to deal directly with the dealers who make a market in the securities involved unless better prices and execution are available elsewhere. Such dealers usually act as principals for their own account. On occasion, portfolio securities for the Fund may be purchased directly from the issuer.

     The Adviser is specifically authorized to select brokers who also provide brokerage and research services to the Fund and/or other accounts over which the Adviser exercises investment discretion and to pay such brokers a commission in excess of the commission another broker would charge if the Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Adviser's overall responsibilities with respect to the Fund and to accounts over which it exercises investment discretion.

     Research services include securities and economic analyses, reports on issuers' financial conditions and future business prospects, newsletters and opinions relating to interest trends, general advice on the relative merits of possible investment securities for the Fund and statistical services and information with respect to the availability of securities or purchasers or sellers of securities. Although this information is useful to the Fund and the Adviser, it is not possible to place a dollar value on it. Research services furnished by brokers through whom the Fund effects securities transactions may be used by the Adviser in servicing all of its accounts and not all such services may be used by the Adviser in connection with the Fund.

     The Fund has no obligation to deal with any broker or dealer in the execution of securities transactions. Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers. Although the Fund does not anticipate any ongoing arrangements with any brokerage firms, brokerage business may be transacted from time to time with various firms. Neither the Distributor nor affiliates of the Fund, the Adviser or the Distributor will receive reciprocal brokerage business as a result of the brokerage business transacted by the Fund with any brokers.

CODE OF ETHICS. The Fund, the Adviser and the Underwriter have each adopted a Code of Ethics under Rule 17j-1 of the Investment Company Act of 1940. The Code significantly restricts the personal investing activities of all employees of the Adviser and, as described below, imposes additional, more onerous, restrictions on investment personnel of the Adviser. No employee may purchase or sell any security which at the time is being purchased or sold (as the case may be), or to the knowledge of the employee is being considered for purchase or sale, by the Fund. Furthermore, the Code provides for trading "blackout periods" which prohibit trading by investment personnel of the Adviser within periods of trading by the Fund in the same (or equivalent) security.

PORTFOLIO TURNOVER
------------------

     The Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund. A 100% turnover rate would occur if all of the Fund's portfolio securities were replaced once within a one year period.

     Generally, the Fund intends to invest for long-term purposes. However, the rate of portfolio turnover will depend upon market and other conditions, and it will not be a limiting factor when the Adviser believes that portfolio changes are appropriate. For the fiscal years ended December 31, 1997 and 1996, the Fund's portfolio turnover rate was 47% and 50%, respectively.


CALCULATION OF SHARE PRICE
--------------------------

     The share price (net asset value) of the shares of the Fund is determined as of the close of the regular session of trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time), on each day the Fund is open for business. The Fund is open for business on every day except Saturdays, Sundays and the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. The Fund may also be open for business on other days in which there is sufficient trading in the Fund's portfolio securities that its net asset value might be materially affected. For a description of the methods used to determine the share price, see "Calculation of Share Price" in the Prospectus.

TAXES
-----

     The Prospectus describes generally the tax treatment of distributions by the Fund. This section of the Statement of Additional Information includes additional information concerning federal taxes.


     The Fund has qualified and intends to qualify annually for the special tax treatment afforded a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it does not pay federal taxes on income and capital gains distributed to shareholders. To so qualify the Fund must, among other things, (1) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, or certain other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in stock, securities or currencies; and (2) diversify its holdings so that at the end of each quarter of its taxable year the following two conditions are met:
(a) at least 50% of the value of the Fund's total assets is represented by cash, U.S. Government securities, securities of other regulated investment companies and other securities (for this purpose such other securities will qualify only if the Fund's investment is limited in respect to any issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer) and (b) not more than 25% of the value of the Fund's assets is invested in securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies).


     The Fund's net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses may be carried forward to offset any capital gains for eight years, after which any undeducted capital loss remaining is lost as a deduction.

     A federal excise tax at the rate of 4% will be imposed on the excess, if any, of the Fund's "required distribution" over actual distributions in any calendar  year.  Generally  the  "required  distribution"  is 98% of the  Fund's ordinary income for the calendar year plus 98% of its net capital gains recognized during the one year period ending on October 31 of the calendar year plus undistributed amounts from prior years. The Fund intends to make distributions sufficient to avoid imposition of the excise tax.

     The Fund is required to withhold and remit to the U.S. Treasury a portion (31%) of dividend income on any account unless the shareholder provides a taxpayer identification number and certifies that such number is correct and that the shareholder is not subject to backup withholding.

REDEMPTION IN KIND
------------------

     Under unusual circumstances, when the Board of Trustees deems it in the best interests of the Fund's shareholders, the Fund may make payment for shares repurchased or redeemed in whole or in part in securities of the Fund taken at current value. If any such redemption in kind is to be made, the Fund intends to make an election pursuant to Rule 18f-1 under the Investment Company Act of 1940. This election will require the Fund to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90 day period for any one shareholder. Should payment be made in securities, the redeeming shareholder will generally incur brokerage costs in converting such securities to cash. Portfolio securities which are issued in an in-kind redemption will be readily marketable.

HISTORICAL PERFORMANCE INFORMATION
----------------------------------

     From time to time, the Fund may advertise average annual total return. Average annual total return quotations will be computed by finding the average annual compounded rates of return over 1, 5 and 10 year periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                         n
                                P (1 + T)  = ERV

Where:

P =       a hypothetical initial payment of $1,000
T =       average annual total return
n =       number of years
ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 and 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof)

The calculation of average annual total return assumes the reinvestment of all dividends and distributions and will include performance of the Partnership prior to July 20, 1993. It should be noted that: (1) the quoted performance data includes performance for periods before the Fund's registration statement became effective; (2) the Fund was not registered under the Investment Company Act of 1940 (the "1940 Act") during such periods and therefore was not subject to certain investment restrictions imposed by the 1940 Act; and (3) if the Fund had been registered under the 1940 Act during such periods, performance may have been adversely affected. The average annual total returns of the Fund for the periods ended December 31, 1997 are as follows:


                   1 Year                      28.04%
                   5 Years                     14.74%
                  10 Years                     15.06%


     The Fund may also advertise total return (a "nonstandardized quotation") which is calculated differently from average annual total return. A nonstandardized quotation of total return may be a cumulative return which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions. The Fund may also show, for comparative purposes and as information to Fund shareholders who previously were partners in the Partnership, the return data for the Partnership, and may combine such data for the year of combination. If so, such depiction will be clearly noted in text accompanying such depiction. The Fund's total returns as calculated in this manner for each of the past ten fiscal years are as follows:

         Year Ended
         ----------
         December 31, 1988                                     23.1%
         December 31, 1989                                      8.3%
         December 31, 1990                                     -5.3%
         December 31, 1991                                     32.0%
         December 31, 1992                                     22.7%
         December 31, 1993                                     20.5%
         December 31, 1994                                     -6.8%
         December 31, 1995                                     16.9%
         December 31, 1996                                     18.3%
         December 31, 1997                                     28.0%


A nonstandardized quotation may also indicate average annual compounded rates of return over periods other than those specified for average annual total return. For example, the Fund's average annual compounded rate of return for the three years ended December 31, 1997 was 21.0%. A nonstandardized quotation of total return will always be accompanied by the Fund's average annual total return as described above.

     The performance quotations described above are based on historical earnings and are not intended to indicate future performance.

     To help investors better evaluate how an investment in the Fund might satisfy their investment objective, advertisements regarding the Fund may discuss various measures of Fund performance, including current performance ratings and/or rankings appearing in financial magazines, newspapers and publications which track mutual fund performance. Advertisements may also compare performance (using the calculation methods set forth in the Prospectus) to performance as reported by other investments, indices and averages. When advertising current ratings or rankings, the Fund may use the following publications or indices to discuss or compare Fund performance:

     Lipper Mutual Fund Performance Analysis measures total return and average current yield for the mutual fund industry and ranks individual mutual fund performance over specified time periods assuming reinvestment of all distributions, exclusive of sales loads. The Fund may provide comparative performance information appearing in the Small Company Growth Funds category. In addition, the Fund may use comparative performance information of relevant indices, including the S&P 500 Index, the Dow Jones Industrial Average, the Russell 2000 Index, the NASDAQ Composite Index and the Value Line Composite Index. The S&P 500 Index is an unmanaged index of 500 stocks, the purpose of which is to portray the pattern of common stock price movement. The Dow Jones Industrial Average is a measurement of general market price movement for 30 widely held stocks listed on the New York Stock Exchange. The Russell 2000 Index, representing approximately 11% of the U.S. equity market, is an unmanaged index comprised of the

2,000 smallest U.S. domiciled publicly-traded common stocks in the Russell 3000 Index (an unmanaged index of the 3,000 largest U.S. domiciled publicly-traded common stocks by market capitalization representing approximately 98% of the U.S. publicly-traded equity market). The NASDAQ Composite Index is an unmanaged index which averages the trading prices of more than 3,000 domestic over-the-counter companies. The Value Line Composite Index is an unmanaged index comprised of approximately 1,700 stocks, the purpose of which is to portray the pattern of common stock price movement.

     In assessing such comparisons of performance an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to the Fund's portfolio, that the averages are generally unmanaged and that the items included in the calculations of such averages may not be identical to the formula used by the Fund to calculate its performance. In addition, there can be no assurance that the Fund will continue this performance as compared to such other averages.

PRINCIPAL SECURITY HOLDERS
--------------------------


     As of April 3, 1998, Comerica Bank, as trustee for the benefit of the Plante & Moran Tax Saving Plan, P.O. Box 75000, Detroit, Michigan 48275, owned of record 10.3% of the outstanding shares of the Fund.

     As of April 3, 1998 the Trustees and officers of the Fund as a group owned of record or beneficially 4.0% of the outstanding shares of the Fund.


CUSTODIAN
---------

     The Fifth Third Bank, 38 Fountain Square Plaza, Cincinnati, Ohio, has been retained to act as Custodian for the Fund's investments. The Fifth Third Bank acts as the Fund's depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds as instructed and maintains records in connection with its duties.

INDEPENDENT AUDITORS
--------------------

     The firm of Deloitte & Touche LLP has been selected as independent auditors for the Fund for the fiscal year ending December 31, 1998. Deloitte & Touche LLP, 1700 Courthouse Plaza Northeast, Dayton, Ohio, performs an annual audit of the Fund's financial statements and advises the Fund as to certain accounting matters.

COUNTRYWIDE FUND SERVICES, INC.
-------------------------------


     The Fund's transfer agent, Countrywide Fund Services, Inc. ("Countrywide"), 312 Walnut Street, Cincinnati, Ohio, maintains the records of each shareholder's account, processes purchases and redemptions of the Fund's shares and acts as dividend and distribution disbursing agent. Countrywide also provides administrative services to the Fund, calculates daily net asset value per share and maintains such books and records as are necessary to enable Countrywide to perform its duties. For the performance of these services, the Fund pays Countrywide a fee at the annual rate of .22% of the average value of its daily net assets up to $25,000,000, .2% of such assets from $25,000,000 to $100,000,000 and .15% of such assets in excess of $100,000,000; provided, however, that the minimum fee is $6,000 per month. In addition, the Fund pays out-of-pocket expenses, including but not limited to, postage, stationery, checks, drafts, forms, reports, record storage, communication lines and the costs of external pricing services. For the fiscal years ended December 31, 1997, 1996 and 1995, the Fund paid Countrywide compensation of $130,486, $111,853 and $112,416, respectively.


     Countrywide is a wholly-owned subsidiary of Countrywide Financial Services, Inc., which in turn is a wholly-owned subsidiary of Countrywide Credit Industries, Inc., a New York Stock Exchange listed company principally engaged in the business of residential mortgage lending.

ANNUAL REPORT
-------------

     The Fund's financial statements as of December 31, 1997 appear in the Fund's annual report which is attached to this Statement of Additional Information.

                                    SCHWARTZ
                                   VALUE FUND

                                  a series of

                                    SCHWARTZ
                                INVESTMENT TRUST

                                     [LOGO]

                                 ANNUAL REPORT

                               for the year ended
                               DECEMBER 31, 1997

  Shareholder Accounts                                    Corporate Offices
  c/o Countrywide Fund                                    3707 W. Maple Road
     Services, Inc.                 [LOGO]            Bloomfield Hills, MI 48301
      P.O.Box 5354                                          (248) 644-8500
Cincinnati, OH 45201-5354                                 Fax (248) 644-4250
     1-800-543-0407
                               Schwartz Value Fund


Dear Fellow Shareowner:


The Schwartz Value Fund ("SVF") had a 28% return in 1997 vs. 20.5% for our benchmark, the Russell 2000 Index. Year-end distributions totaled $3.14 per share, comprised of $.06 per share net investment income, $.65 per share short-term gains and $2.43 per share of long-term capital gains. It was a good year by any measure. Small-cap value stocks are no longer lagging. Micro caps, after years of discredit, are suddenly down right respectable. Perhaps the love affair investors have had with the big-cap issues since 1990 has run its course. Maybe the inflated multiples of the largest and most popular institutional favorites, finally went too far. Clearly the valuation gap between large and small companies, which we spoke about a year ago, has started to close. If this recent trend continues, it's good news for SVF, since past cycles of small-cap outperformance have lasted from two to five years.

One of the factors fueling success for SVF in 1997 was buyouts, especially during the first half of the year. Six portfolio companies were acquired during the year -- all at premiums to the Fund's cost -- with an average gain of 57%. These included Core Industries Inc., American List Corporation, North American Mortgage Company, First of Michigan Capital Corporation, Detroit and Canada Tunnel Corporation, and TriMas Corporation (pending). In every case, the transactions were a realization of previously unrecognized value we have so often discussed in the past.

It's hard to imagine economic conditions getting any better in 1998 than they were last year. Even in a tight labor market, when unemployment hit a 25-year low, inflation was almost non-existent. In past periods of strong economic expansion, wage pressures tended to push up inflation. But this time, price increases were moderated by productivity gains and the globalization of manufacturing. Now however, we're starting to see the darker side of the new global economy -- the Asian Flu is spreading to the U.S. fast. What initially appeared to be foreign currency jitters, has in fact proven to be much more serious, a reflection of the weak economic infrastructure in several Southeast Asian countries. Poor banking practices led to excessive corporate borrowing and severe overbuilding in real estate and manufacturing capacity. When combined with markets that don't allow free competition, it became a formula for disaster. Clearly a deflationary force is rolling in from Southeast Asia that will adversely affect the U.S. economy, especially our export industries. Product pricing increases will likely be modest to non-existent for domestic manufacturers. With U.S. wage pressures escalating, profit margins are getting squeezed. From a portfolio perspective, smaller companies in which SVF typically invests, generally will be less vulnerable to currency devaluations and other fallout from the Asian crisis. But even if the Asian contagion ends up being worse than is now generally perceived, the results for American businesses are not universally bad.

Over 60% of U.S. gross domestic product consists of services, which are largely insulated from foreign competition. Thankfully, America is a service-based economy. Increasingly, SVF is investing in service-related companies. Service organizations currently represent two of the Fund's largest industry concentrations -- insurance and banking, at about 12% of the portfolio each. Both performed well in 1997, and our stocks in these sectors should continue to benefit from the ongoing consolidation taking place within these industries.

Given our concerns, the overall portfolio is defensively postured with 15% in cash equivalents. Beyond that, many of the larger positions are in companies that are asset rich, have liquid balance sheets, and are debt free. And importantly, the Fund's stocks are modestly priced in relation to fundamentals like earnings and cash flow, which reduces risk. Managing risk is an important part of our investment philosophy. That prudence could prove particularly important in 1998.

I'm always impressed with the sophistication of SVF shareholders, and their realistic expectations with respect to returns. Many unsophisticated investors have come to expect annual double-digit investment returns almost as a birthright. It's been so easy for so long to achieve outsized returns, it's no wonder newer entrants to the complicated world of investing think it's easy. At some point, there'll be a rude awakening for the neophytes. Come what may, we'll remain committed to the task of finding well managed, micro-cap, small and mid-sized businesses, with sustainable competitive advantages. Before the year is out, some of them may be available at exceedingly attractive prices. The Schwartz Value Fund is postured to be opportunistic.

                                With best wishes,

                               SCHWARTZ VALUE FUND

                             /s/ George P. Schwartz

                             George P. Schwartz, CFA
                                    President

January 19, 1998

                                     Annual Total Rates of Return

                              1984      1985      1986      1987      1988      1989      1990      1991
                              ----      ----      ----      ----      ----      ----      ----      ----
SCHWARTZ
  VALUE FUND(A)              11.1%      21.7%     16.4%     (0.6)%    23.1%      8.3%     (5.3)%    32.0%
RUSSELL 2000 INDEX(B)        (7.3)%     31.1%      5.7%     (8.8)%    24.9%     16.2%    (19.5)%    46.0%
NASDAQ COMPOSITE(B)         (11.2)%     31.4%      7.4%     (5.3)%    15.4%     19.3%    (17.8)%    56.8%
VALUE LINE COMPOSITE(B)      (8.4)%     20.7%      5.0%    (10.6)%    15.4%     11.2%    (24.3)%    27.2%
STANDARD & POORS 500          6.1%      31.6%     18.7%      5.3%     16.8%     31.6%     (3.2)%    30.4%
CONSUMER PRICE INDEX          4.3%       3.5%      1.1%      4.4%      4.4%      4.6%      6.1%      3.1%

                                                                                             Compound Annual
                                                                                             Rates of Return
                                                                                       ---------------------------
                              1992      1993      1994      1995      1996     1997    3 Year    10 Year   14 Year
                              ----      ----      ----      ----      ----     ----    ------    -------   -------
SCHWARTZ
  VALUE FUND(A)               22.7%     20.5%    (6.8)%     16.9%     18.3%    28.0%    21.0%     15.1%     14.1%
RUSSELL 2000
  INDEX(B)                    18.4%     18.9%    (3.2)%     26.2%     14.8%    20.5%    20.4%     15.0%     11.8%
NASDAQ COMPOSITE(B)           15.5%     14.7%    (3.2)%     39.9%     22.7%    21.6%    27.8%     16.9%     13.1%
VALUE LINE COMPOSITE(B)        7.0%     10.7%    (6.0)%     19.3%     13.4%    21.1%    17.9%      8.5%      6.3%
STANDARD & POORS 500           7.6%     10.1%     1.3%      37.5%     22.9%    33.4%    31.1%     18.0%     17.1%
CONSUMER PRICE INDEX           2.9%      2.7%     2.7%       2.6%      3.3%     1.7%     2.5%      3.4%      3.4%

----------------
(A)   Schwartz Value Fund's  performance  combines the  performance of the Fund, since its commencement of operations as a registered investment company on
      July 20, 1993, and the performance of RCM Partners Limited Partnership for periods prior thereto.
(B)   Excludes dividends.

                             SCHWARTZ VALUE FUND
                         Ten Largest Equity Holdings
                              December 31, 1997

                                                              Market
              Shares                 Company                  Value
              ------                 -------                  -----

             181,500     Ottawa Financial Corporation       $6,171,000
             235,000     K-Swiss Inc. -- Class A            $3,818,750
             100,000     Leucadia National Corporation      $3,450,000
             209,000     Data Research Associates, Inc.     $2,978,250
             170,000     Griffon Corporation                $2,486,250
             200,000     Unico American Corporation         $2,450,000
             200,000     Thomas Nelson, Inc.                $2,312,500
              60,000     RJR Nabisco Holdings Corp.         $2,250,000
              90,000     SPSS Inc.                          $1,732,500
             600,000     Pentech International, Inc.        $1,725,000

SCHWARTZ VALUE FUND
SCHEDULE OF INVESTMENTS
December 31, 1997
--------------------------------------------------------------------------------

  Shares       COMMON STOCK -- 88.6%                                    Value
----------     ----------------------------------------------        -----------

               APPAREL & TEXTILES -- 6.0%
   235,000         K-Swiss Inc. -- Class A ..................        $ 3,818,750
    17,500         Nautica Enterprises, Inc.* ...............            406,875
                                                                     -----------
                                                                       4,225,625
                                                                     -----------
               BUILDING MATERIALS & CONSTRUCTION -- 4.4%
    20,000         ABT Building Products Corporation* .......            360,000
    60,000         Gardner Denver Machinery Inc.* ...........          1,518,750
    24,000         Industrial Acoustics Company, Inc. .......            250,500
    35,000         MLX Corp.* ...............................            651,875
    40,000         Schuler Homes, Inc.* .....................            257,500
                                                                     -----------
                                                                       3,038,625
                                                                     -----------
               CONSUMER PRODUCTS - DURABLES -- 5.8%
    37,500         Craftmade International, Inc. ............            426,563
   170,000         Griffon Corporation* .....................          2,486,250
    70,000         HMI Industries Inc. ......................            420,000
    40,000         Sturm, Ruger & Company, Inc. .............            737,500
                                                                     -----------
                                                                       4,070,313
                                                                     -----------
               CONSUMER PRODUCTS - NONDURABLES -- 9.1%
    25,000         Helen of Troy Limited* ...................            403,125
   600,000         Pentech International, Inc.* .............          1,725,000
    20,000         The Scotts Company* ......................            605,000
    20,000         Standex International Corporation ........            705,000
    50,000         Tupperware Corporation ...................          1,393,750
    10,000         Velcro Industries N.V ....................            960,000
    24,000         Weyco Group, Inc. ........................            543,000
                                                                     -----------
                                                                       6,334,875
                                                                     -----------
               ENERGY & MINING -- 3.4%
    70,000         Forest Oil Corporation* ..................          1,155,000
   200,000         Golden Star Resources Ltd.* ..............            712,500
    18,000         Newmont Mining Corporation ...............            528,750
                                                                     -----------
                                                                       2,396,250
                                                                     -----------

--------------------------------------------------------------------------------

  Shares       COMMON STOCK -- 88.6%                                    Value
----------     ----------------------------------------------        -----------

               ENVIRONMENTAL SERVICES -- 0.1%
     2,400         GZA GeoEnvironmental Technologies, Inc.* .             12,000
     3,000         Sevenson Environmental Services, Inc. ....             36,750
                                                                     -----------
                                                                          48,750
                                                                     -----------
               FINANCE - BANKING & THRIFTS -- 12.3%
    10,050         Calumet Bancorp, Inc.* ...................            330,394
    65,000         Flagstar Bancorp, Inc. ...................          1,286,797
    15,000         MSB Bancorp, Inc. ........................            564,375
   181,500         Ottawa Financial Corporation .............          6,171,000
    12,150         Peoples Bancorp ..........................            267,300
                                                                     -----------
                                                                       8,619,866
                                                                     -----------
               FINANCE - INSURANCE -- 12.0%
    45,000         The Commerce Group, Inc. .................          1,468,125
    75,100         Danielson Holding Corporation* ...........            544,475
   100,000         Leucadia National Corporation ............          3,450,000
    20,000         MMI Companies, Inc. ......................            502,500
   200,000         Unico American Corporation ...............          2,450,000
                                                                     -----------
                                                                       8,415,100
                                                                     -----------
               FOOD & TABACCO -- 3.2%
    60,000         RJR Nabisco Holdings Corp. ...............          2,250,000
                                                                     -----------
               HEALTHCARE -- 2.6%
    15,000         Health Care & Retirement Corporation* ....            603,750
    50,000         Hologic, Inc.* ...........................          1,034,375
     9,000         SteriGenics International, Inc.* .........            171,000
                                                                     -----------
                                                                       1,809,125
                                                                     -----------
               HOLDING COMPANY -- 1.3%
    20,000         Maxxam Inc.* .............................            872,500
                                                                     -----------

               INDUSTRIAL PRODUCTS & SERVICES -- 3.9%
    30,000         Greif Brothers Corporation -- Class A ....          1,005,000
    50,000         Maritrans Inc. ...........................            487,500
    10,055         M.H. Rhodes, Inc. ........................             40,220

--------------------------------------------------------------------------------

  Shares       COMMON STOCK -- 88.6%                                    Value
----------     ----------------------------------------------        -----------

   100,000         Rohn Industries, Inc. ....................        $   515,625
    20,000         TriMas Corporation .......................            687,500
                                                                     -----------
                                                                       2,735,845
                                                                     -----------
               LEISURE & ENTERTAINMENT -- 2.2%
    75,000         Circus Circus Enterprises, Inc.* .........          1,537,500
                                                                     -----------

               PRINTING & PUBLISHING -- 3.8%
       465         The Detroit Legal News Company ...........             58,590
   200,000         Thomas Nelson, Inc. ......................          2,312,500
     7,200         Value Line, Inc. .........................            284,400
                                                                     -----------
                                                                       2,655,490
                                                                     -----------
               REAL ESTATE -- 1.0%
    16,499         I. Gordon Corporation* ...................            164,990
        15         LaFourche Realty Company, Inc. ...........             62,250
    25,000         Malan Realty Investors, Inc. .............            453,125
                                                                     -----------
                                                                         680,365
                                                                     -----------
               RETAIL -- 1.3%
     2,000         Dart Group Corporation -- Class A ........            232,000
   100,000         Ellett Brothers, Inc. ....................            553,125
    20,000         The Good Guys, Inc.* .....................            152,500
                                                                     -----------
                                                                         937,625
                                                                     -----------
               TECHNOLOGY & ELECTRONICS -- 11.7%
    33,500         Astrosystems, Inc.* ......................             41,875
   209,000         Data Research Associates, Inc. ...........          2,978,250
   100,000         Nematron Corporation* ....................            406,250
    50,000         Rainbow Technologies, Inc.* ..............          1,450,000
    90,000         SPSS Inc.* ...............................          1,732,500
    60,000         Universal Electronics Inc.* ..............            600,000
    53,900         X-Rite, Incorporated .....................            983,675
                                                                     -----------
                                                                       8,192,550
                                                                     -----------
               TRANSPORTATION -- 0.8%
    58,800         The Morgan Group, Inc. -- Class A ........            543,900
                                                                     -----------
               MISCELLANEOUS -- 0.1%
    12,500         Bull & Bear Group, Inc. -- Class A* ......             37,500
                                                                     -----------

--------------------------------------------------------------------------------
  Shares
Par Value      COMMON STOCK -- 88.6%                                    Value
----------     ----------------------------------------------        -----------

               CLOSED-END FUNDS -- 3.6%
    90,000         Royce Global Trust, Inc. .................        $   455,625
    90,000         Royce Micro-Cap Trust, Inc. ..............            911,250
    60,000         Scudder New Europe Fund, Inc. ............            907,500
    25,000         Templeton Dragon Fund, Inc. ..............            268,750
                                                                     -----------
                                                                       2,543,125
                                                                     -----------
               TOTAL COMMON STOCK (COST $45,284,516)                  61,944,929
                                                                     -----------

               PREFERRED STOCK -- 0.2% (COST $132,739)
    35,000          Telos Corporation, 12% Cumulative
                       Exchangable Preferred ................            158,025
                                                                     -----------
               U.S. GOVERNMENT AGENCY BONDS -- 11.3%
$1,000,000         Federal Home Loan Bank, 0%, 05/14/98 .....            979,760
$1,000,000         Federal Home Loan Bank, 5.90%, 06/19/98 ..          1,000,937
$2,000,000         Federal National Mortgage Association,
                   5.87% 09/25/98 ...........................          2,001,938
$2,000,000         Federal National Mortgage Association,
                   0%, 11/06/98 .............................          1,906,916
$2,000,000         Federal National Mortgage Association,
                   5.77%, 12/17/98 ..........................          2,000,552
                                                                     -----------
               TOTAL U.S. GOVERNMENT AGENCY BONDS
                 (COST $7,869,521)                                     7,890,103
                                                                     -----------
               REPURCHASE AGREEMENTS(1) -- 1.2% (COST $866,000)
$  866,000         Fifth Third Bank, 5.09%, dated 12/31/97, due
                     01/02/98 repurchase proceeds: ..........            866,000
                                                                     -----------
               TOTAL INVESTMENTS -- 101.3% (COST $54,152,776)         70,859,057
                                                                     -----------
               LIABILITIES IN EXCESS OF OTHER ASSETS -- (1.3)%         (892,497)
                                                                     -----------
               NET ASSETS -- 100.0% .........................        $69,966,560
                                                                     ===========
 *  Non-income producing securities.

(1) Repurchase   agreements  are  fully   collateralized   by  U.S.   Government
    obligations.

See notes to financial statements.

SCHWARTZ VALUE FUND
STATEMENT OF ASSETS AND LIABILITIES
December 31, 1997
--------------------------------------------------------------------------------

ASSETS
Investments, at value (cost of $54,152,776) (Note 1) .........     $ 70,859,057
Cash .........................................................          870,237
Dividends receivable .........................................          217,208
Interest receivable ..........................................           37,883
Receivable for securities sold ...............................           50,311
Other assets .................................................           23,637
                                                                   ------------
    TOTAL ASSETS .............................................       72,058,333
                                                                   ------------

LIABILITIES
Payable for capital shares redeemed ..........................              582
Payable for securities purchased .............................        1,213,684
Accrued investment advisory fees (Note 2) ....................          265,313
Distributions payable to shareholders ........................          576,964
Other accrued expenses and liabilities .......................           35,230
                                                                   ------------
    TOTAL LIABILITIES ........................................        2,091,773
                                                                   ------------
NET ASSETS ...................................................     $ 69,966,560
                                                                   ============
NET ASSETS CONSIST OF:
Paid-in capital ..............................................     $ 53,397,252
Distributions in excess of net realized gains on
  investments ................................................         (136,973)
Net unrealized appreciation on investments ...................       16,706,281
                                                                   ------------
NET ASSETS ...................................................     $ 69,966,560
                                                                   ============
Shares of beneficial interest outstanding (unlimited
  number of shares authorized, no par value) .................        2,915,990
                                                                   ============
Net asset value, redemption price, and offering price
  per share ..................................................     $      23.99
                                                                   ============

See notes to financial statements.

SCHWARTZ VALUE FUND
STATEMENT OF OPERATIONS
For the Year Ended December 31, 1997
--------------------------------------------------------------------------------

INVESTMENT INCOME
  Dividends ...................................................      $   973,032
  Interest ....................................................          373,184
                                                                     -----------
    TOTAL INVESTMENT INCOME ...................................        1,346,216
                                                                     -----------
EXPENSES
  Investment advisory fees (Note 2) ...........................          940,830
  Administration, accounting and transfer agent fees
  (Note 2) ....................................................          130,486
  Trustees' fees and expenses .................................           54,213
  Legal and audit fees ........................................           30,433
  Insurance expense ...........................................           18,175
  Reports to shareholders .....................................            6,602
  Custodian fees ..............................................            8,616
  Registration fees ...........................................            5,628
  Other expenses ..............................................            3,128
                                                                     -----------
    TOTAL EXPENSES ............................................        1,198,111
                                                                     -----------
NET INVESTMENT INCOME .........................................          148,105
                                                                     -----------
REALIZED AND UNREALIZED GAINS ON INVESTMENTS
  Net realized gains on investments ...........................        7,830,848
  Net change in unrealized appreciation on
    investments ...............................................        7,620,060
                                                                     -----------
NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS ..............       15,450,908
                                                                     -----------
NET CHANGE IN NET ASSETS FROM OPERATIONS ......................      $15,599,013
                                                                     ===========

See notes to financial statements.

SCHWARTZ VALUE FUND
STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31, 1997 and 1996
--------------------------------------------------------------------------------

                                                           1997           1996
                                                           ----           ----

FROM OPERATIONS
  Net investment income (loss) ....................   $    148,105    $    (45,028)
  Net realized gains on investments ...............      7,830,848       5,144,508
  Net change in unrealized appreciation on
    investments ...................................      7,620,060       3,932,331
                                                      ------------    ------------
Net increase in net assets from operations ........     15,599,013       9,031,811
                                                      ------------    ------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income ......................       (148,105)             --
  From net realized gains on investments ..........     (7,879,894)     (4,922,816)
  In excess of net realized gains on investments ..       (136,973)             --
                                                      ------------    ------------
Net decrease in net assets from distributions to
  shareholders ....................................     (8,164,972)     (4,922,816)
                                                      ------------    ------------
FROM CAPITAL SHARE TRANSACTIONS(A):
  Proceeds from shares sold .......................      7,555,701       5,572,508
  Reinvestment of distributions to shareholders ...      7,588,008       4,524,185
  Payments for shares redeemed ....................     (7,716,318)    (12,237,448)
                                                      ------------    ------------
Net increase (decrease) in net assets from
  capital share transactions ......................      7,427,391      (2,140,755)
                                                      ------------    ------------
TOTAL INCREASE IN NET ASSETS ......................     14,861,432       1,968,240

NET ASSETS:
  Beginning of year ...............................     55,105,128      53,136,888
                                                      ------------    ------------
  End of year .....................................   $ 69,966,560    $ 55,105,128
                                                      ============    ============
UNDISTRIBUTED NET INVESTMENT INCOME ...............   $               $
                                                      ============    ============
----------
(A) SUMMARY OF CAPITAL SHARE ACTIVITY:
  Shares sold .....................................        324,868         264,865
  Shares issued in reinvestment of distributions
    to shareholders ...............................        316,298         213,506
  Shares redeemed .................................       (326,230)       (580,219)
                                                      ------------    ------------
  Net increase (decrease) in shares outstanding ...        314,936        (101,848)
  Shares outstanding, beginning of year ...........      2,601,054       2,702,902
                                                      ------------    ------------
  Shares outstanding, end of year .................      2,915,990       2,601,054
                                                      ============    ============

See notes to financial statements.

SCHWARTZ VALUE FUND
FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding
Throughout Each Period
-------------------------------------------------------------------------------

                                                         Year Ended December 31,           July 20, 1993 (A)
                                                        -----------------------                    To
                                                   1997       1996       1995       1994      Dec. 31, 1993
                                                   ----       ----       ----       ----   -------------------
Net asset value at beginning of period .......   $ 21.19    $ 19.66    $ 18.12    $ 20.97       $ 19.71
                                                 -------    -------    -------    -------       -------
Income from investment operations:
    Net investment income (loss) .............      0.06      (0.02)     (0.03)     (0.05)        (0.06)
    Net realized and unrealized gains
      (losses) on investments ................      5.88       3.61       3.09      (1.37)         1.95
                                                 -------    -------    -------    -------       -------
Total from investment operations .............      5.94       3.59       3.06      (1.42)         1.89
                                                 -------    -------    -------    -------       -------
Less distributions:
  From net investment income .................     (0.06)        --         --         --            --
  From net realized gains on investments .....     (3.03)     (2.06)     (1.52)     (1.36)        (0.63)
  In excess of net realized gains on
    investments ..............................      (.05)        --         --      (0.07)           --
                                                 -------    -------    -------    -------       -------
Total distributions ..........................     (3.14)     (2.06)     (1.52)     (1.43)        (0.63)
                                                 -------    -------    -------    -------       -------
Net asset value at end of period .............   $ 23.99    $ 21.19    $ 19.66    $ 18.12       $ 20.97
                                                 =======    =======    =======    =======       =======

Total return .................................      28.0%      18.3%      16.9%      (6.8)%         9.6%(B)
                                                 =======    =======    =======    =======       =======
Ratios/Supplementary Data:

Ratio of expenses to average net assets ......      1.91%      1.97%      2.00%      2.01%         2.13%(C)
Ratio of net investment income (loss) to
  average net assets .........................      0.24%     (0.08)%    (0.18)%    (0.36)%       (0.63)%(C)
Portfolio turnover rate ......................        47%        50%        70%        78%           65%(C)

Average commission rate ......................   $0.0468    $0.0454         --         --            --
Net assets at end of period (000's) ..........   $69,967    $55,105    $53,137    $45,097       $40,704

----------------
(A) Commencement of operations.
(B) Not annualized.
(C) Annualized.

See notes to financial statements.

SCHWARTZ VALUE FUND
NOTES TO FINANCIAL STATEMENTS
December 31, 1997
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Schwartz Value Fund (the Fund) is a series of Schwartz Investment Trust, a diversified open-end management investment company established as an Ohio Business Trust under a Declaration of Trust dated August 31, 1992. The Fund is registered under the Investment Company Act of 1940 and commenced operations on July 20, 1993. The Fund determines and makes available for publication the net asset value of its shares on a daily basis.

The investment objective of the Fund is to seek long-term capital appreciation through investment primarily in basic value common stocks. This investment in common stocks, by definition, entails the risk of loss of capital to shareholders. See the Prospectus for more detailed information regarding the investment objectives of the Fund.

The following is a summary of significant accounting policies followed by the Fund.

      (a) VALUATION OF INVESTMENTS -- Securities which are traded on stock exchanges or are quoted by NASDAQ are valued at the last reported sale price as of the close of business on the day of valuation, or, if not traded on a particular day, at the average of the highest current independent bid and lowest current independent offer; securities traded in the over-the-counter market, not quoted by NASDAQ, are valued at the average of the highest current independent bid and lowest current independent offer as of the close of trading on the day of valuation; and securities (and other assets) for which market quotations are not readily available are valued at their fair market value as determined in good faith pursuant to procedures established by the Board of Trustees. Short-term securities are valued at amortized cost, which approximates market value.

      (b) INCOME TAXES -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income to the shareholders. Therefore, no provision for income taxes is necessary.

      The Fund files a tax return annually using tax accounting methods required under provisions of the Code which may differ from generally accepted accounting principles (GAAP), the basis on which these financial statements are prepared. The differences arise primarily from the deferral of certain losses under Federal income tax regulations. Accordingly, the amount of net investment income or loss and net realized capital gain or loss reported in the financial statements may differ from that reported in the Fund's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders for Federal income tax purposes. Distributions which exceed net realized gains for financial reporting purposes but not for tax purposes, if any, are shown as distributions in excess of net realized gains in the accompanying statements.

      (c) SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

      (d) DIVIDENDS AND DISTRIBUTIONS -- Dividends from net investment income and net capital gains, if any, are declared and paid annually in December. Dividends and distributions to shareholders are recorded on the ex-dividend date.

      (e) REPURCHASE AGREEMENTS -- The Fund intends to enter into repurchase agreements only with its Custodian, banks having assets in excess of $10 billion, and creditworthy primary U.S. Government securities dealers. Repurchase agreements are transactions by which the Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon time and price, thereby determining the yield during the term of the agreement. With respect to such agreements, it is the Fund's policy to take possession of the underlying securities and, on a daily basis, mark-to-market such securities to ensure that the value, including accrued interest, is at least equal to the amount to be repaid to the Fund under each agreement. The seller under a repurchase agreement, is required to pledge securities as collateral pursurant to the agreement at not less than 102% of the repurchase price (including accrued interest). Repurchase agreements are considered to be loans by a Fund under the 1940 Act.

      (f) ESTIMATES -- The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

The President of the Fund is also the President and Chief Investment Officer of Schwartz Investment Counsel, Inc. (the Adviser). The Chairman of the Board of the Fund is also the President and CEO of Gregory J. Schwartz & Co., Inc. (the Distributor). Certain other trustees and officers of the Fund are officers of the Adviser or of Countrywide Fund Services, Inc. (CFS), the administrative, accounting and transfer agent for the Fund.

Pursuant to an Investment Advisory Agreement between the Fund and the Adviser, the Adviser is responsible for the management of the Fund and provides investment advice along with the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Adviser a quarterly fee equal to the annual rate of 1.5% of the average daily net assets up to $75 million; 1.25% of such assets from $75 million to $100 million; and 1% of such assets in excess of $100 million.

Pursuant to an Administration, Accounting and Transfer Agency Agreement between the Fund and CFS, CFS supplies regulatory and compliance services, calculates the daily net asset value per share, maintains the financial books and records of the Fund, maintains the records of each shareholder's

The Distributor is the exclusive agent for the distribution of the Fund and receives fees from the Adviser, not the fund or its shareholders.

Pursuant to an Administration, Accounting and Transfer Agency Agreement between the Fund and CFS, CFS supplies regulatory and compliance services, calculates the daily net asset value per share, maintains the financial books and records of the Fund, maintains the records of each shareholder's account, and processes purchases and redemptions of the Fund's shares. For the performance of these services, the Fund pays CFS a fee, payable monthly, at an annual rate of .22% of average daily net assets up to $25 million; .20% of such assets from $25 million to $100 million; and .15% of such assets in excess of $100 million.

3. INVESTMENT TRANSACTIONS

Purchases and proceeds from sales and maturities of investments other than short-term investments, for the year ended December 31, 1997 were $27,221,664 and $31,701,528, respectively. As of December 31, 1997, net unrealized appreciation of securities was $16,569,639 for federal income tax purposes of which $18,142,440 related to appreciated securities and $1,572,801 related to depreciated securities. The aggregate cost of investments at December 31, 1997, for federal income tax purposes was $54,289,418.

INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------


To the Shareholders and Trustees of
Schwartz Value Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Schwartz Value Fund (the "Fund") as of December 31, 1997, the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the Fund's custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Schwartz Value Fund at December 31, 1997, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Dayton, Ohio
January 16, 1998

                               Schwartz Value Fund

                              INVESTMENT PHILOSOPHY

      Schwartz Value Fund ("SVF") seeks long-term capital appreciation through value investing -- purchasing shares of strong, growing companies at reasonable prices. Because small and medium size companies offer vast reward opportunities, fundamental analysis is used to identify emerging companies with outstanding business characteristics. Sometimes the best values are issues not followed by Wall Street analysts.

      Most value investors buy fair companies at an excellent price. SVF attempts to buy excellent companies at a fair price. The essence of value investing is finding companies with great business characteristics which by their nature, offer a margin of safety. A truly fine business requires few assets to produce a consistently expanding stream of income. SVF also purchases shares which are temporarily out-of-favor and selling below intrinsic value.

      A common thread in SVF investments is that the market price is below what a corporate or entrepreneurial buyer might be willing to pay for the entire business. The auction nature and the inefficiencies of the stock market are such that SVF can often buy a minority interest in a fine company at a small fraction of the price per share necessary to acquire the entire company.

    SCHWARTZ VALUE FUND
    a series of
    Schwartz Investment Trust
    3707 W. Maple Road
    Bloomfield Hills, Michigan 48301
    (248) 644-8500

    BOARD OF TRUSTEES
    Donald J. Dawson, Jr.
    Fred A. Erb
    John J. McHale
    Sidney F. McKenna
    George P. Schwartz, CFA
    Gregory J. Schwartz

    OFFICERS
    Gregory J. Schwartz, Chairman of the Board
    George P. Schwartz, CFA, President
    Richard L. Platte, Jr., CFA, Vice President/Secretary
    Cynthia M. Dickinson, Treasurer
    Robert G. Dorsey, CPA, Assistant Vice President
    John F. Splain, Assistant Secretary
    Mark J. Seger, CPA, Assistant Treasurer

    INVESTMENT ADVISER
    SCHWARTZ INVESTMENT COUNSEL, INC.
    3707 W. Maple Road
    Bloomfield Hills, Michigan 48301

    DISTRIBUTOR
    GREGORY J. SCHWARTZ & CO., INC.
    3707 W. Maple Road
    Bloomfield Hills, Michigan 48301

    CUSTODIAN
    FIFTH THIRD BANK
    38 Fountain Square Plaza
    Cincinnati, Ohio 45263

    ADMINISTRATOR
    COUNTRYWIDE FUND SERVICES, INC.
    P.O. Box 5354
    Cincinnati, Ohio 45201-5354

    AUDITORS
    DELOITTE & TOUCHE LLP
    1700 Courthouse Plaza Northeast
    Dayton, Ohio 45402

    LEGAL COUNSEL
    SULLIVAN & WORCESTER LLP
    1025 Connecticut Avenue, N.W.
    Washington, D.C. 20036

    SCHWARTZ VALUE FUND is a 100% no-load diversified investment company (a mutual fund). The investment objective is long-term capital appreciation.

                            SCHWARTZ INVESTMENT TRUST
                            -------------------------

PART C.   OTHER INFORMATION
          -----------------

Item 24.  Financial Statements and Exhibits
--------  ---------------------------------

          (a)  (i)  Financial Statements included in Part A:


                    Financial Highlights for the Years Ended December 31, 1997, 1996, 1995, 1994 and 1993

               (ii) Financial Statements included in Part B:

                    Statement of Assets and Liabilities, December 31, 1997

                    Statement of Operations for the Year Ended December 31, 1997

                    Statement of Changes in Net Assets for the Years Ended December 31, 1997 and 1996

                    Schedule of Investments, December 31, 1997

                    Financial Highlights for the Years Ended December 31, 1997, 1996, 1995, 1994 and 1993

                    Notes to Financial Statements, December 31, 1997

                    Independent Auditors' Report


          (b)  Exhibits

               (1)  Agreement and Declaration of Trust*

               (2)  Bylaws*

               (3)  Inapplicable

               (4)  Inapplicable

               (5)  Advisory Agreement with Schwartz Investment Counsel, Inc.*

               (6)  Underwriting Agreement with Gregory J. Schwartz & Co., Inc.*

               (7)  Inapplicable

               (8)  Custody Agreement with The Fifth Third Bank*


               (9) Administration, Accounting and Transfer Agency Agreement with Countrywide Fund Services, Inc.*

               (10) Opinion  and  Consent of Counsel  relating  to  Issuance  of
                    Shares*

               (11) Consent of Independent Public Accountants

               (12) Inapplicable

               (13) Agreement Relating to Initial Capital*

               (14) Inapplicable

               (15) Inapplicable

               (16) Computation for Performance Quotations*

               (17) Financial Data Schedule

               (18) Inapplicable

-------------------------

* Incorporated by reference to Registration Statement on Form N-1A.

Item 25.  Persons Controlled by or Under Common Control with Registrant.
--------  --------------------------------------------------------------

          No person is directly or indirectly controlled by or under common control with the Registrant.

Item 26.  Number of Holders of Securities.
--------  --------------------------------


          As of April 1, 1998, there were 437 holders of the shares of beneficial interest of the Registrant.


Item 27.  Indemnification
--------  ---------------

          Article VI of the Registrant's Agreement and Declaration of Trust provides for indemnification of officers and Trustees as follows:

          "Section 6.4 INDEMNIFICATION OF TRUSTEES, OFFICERS, ETC. The Trust shall indemnify each of its Trustees and officers, including persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (hereinafter referred to as a "Covered Person") against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants' and counsel fees, incurred by any Covered

          Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, and except that no Covered Person shall be indemnified against any liability to the Trust or its Shareholders to which such Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office.

          Section 6.5 ADVANCES OF EXPENSES. The Trust shall advance attorneys' fees or other expenses incurred by a Covered Person in defending a proceeding to the full extent permitted by the Securities Act of 1933, as amended, the 1940 Act, and Ohio Revised Code Chapter 1707, as amended. In the event any of these laws conflict with Ohio Revised Code Section 1701.13(E), as amended, these laws, and not Ohio Revised Code Section 1701.13(E), shall govern.

          Section 6.6 INDEMNIFICATION NOT EXCLUSIVE, ETC. The right of indemnification provided by this Article VI shall not be exclusive of or affect any other rights to which any such Covered Person may be entitled. As used in this Article VI, "Covered Person" shall include such person's heirs, executors and administrators. Nothing contained in this article shall affect any rights to indemnification to which personnel of the Trust, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person."

          Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

          The Registrant maintains a standard mutual fund and investment advisory professional and directors and officers liability policy. The policy provides coverage to the Registrant, its Trustees and officers, its Adviser and its Underwriter. Coverage under the policy includes losses by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty.

          The Advisory Agreement with Schwartz Investment Counsel, Inc. (the "Adviser") provides that the Adviser shall not be liable for any action taken, omitted or suffered to be taken by it in its reasonable judgment, in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by the Agreement, or in accordance with (or in the absence of) specific directions or instructions from Registrant, provided, however, that such acts or omissions shall not have resulted from Adviser's willful misfeasance, bad faith or gross negligence, a violation of the standard of care established by and applicable to the Adviser in its actions under the Agreement or breach of its duty or of its obligations thereunder.

          The Underwriting Agreement with Gregory J. Schwartz & Co., Inc. (the "Distributor") provides that the Distributor, its directors, officers, employees, partners, shareholders and control persons shall not be liable for any error of judgment or mistake of law or for any loss suffered by Registrant in connection with the matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of any of such persons in the performance of Distributor's duties or from the reckless disregard by any of such persons of Distributor's obligations and duties under the Agreement. Registrant will advance attorneys' fees or other expenses incurred by any such person in defending a proceeding, upon the undertaking by or on behalf of such person to repay the advance if it is ultimately determined that such person is not entitled to indemnification.

          Notwithstanding any provisions to the contrary in Registrant's Agreement and Declaration of Trust, in Ohio law or in the Advisory
          Agreement and the Underwriting Agreement, Registrant will not indemnify its Trustees and officers, the Adviser or the Distributor for any liability to the Registrant or its shareholders to which such persons would otherwise be subject unless (1) a final decision on the merits is made by a court or other body before whom the proceeding was brought that the person to be indemnified ("indemnitee") was not liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of duties ("disabling conduct") or (2) in the absence of such a decision, a reasonable determination is made, based upon a review of the facts, that the indemnitee was not liable by reason of disabling conduct, by (a) the vote of a majority of a quorum of Trustees who are neither "interested persons" of Registrant as defined in the Investment Company Act of 1940 nor parties to the proceeding ("disinterested, non-party Trustees"), or (b) an independent legal counsel in a written opinion. Registrant may advance attorneys' fees or other expenses incurred by the indemnitee in defending a proceeding, upon the undertaking by or on behalf of the indemnitee to repay the advance unless it is ultimately determined that he is entitled to indemnification, so long as one of the following conditions is met: (1) the indemnitee shall provide a security for his undertaking, (2) the Registrant shall be insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of the disinterested, non-party Trustees, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification.

Item 28.  Business and Other Connections of the Investment Adviser
--------  --------------------------------------------------------


          (a) The Adviser was organized in 1980 and has assets under management of approximately $235 million as of December 31, 1997. The Adviser served as the investment adviser to RCM Partners Limited Partnership, the predecessor entity to the Fund.


          (b) The directors and officers of the Adviser and any other business, profession, vocation or employment of a substantial nature engaged in at any time during the past two years:

               (i) Gregory J. Schwartz -- President and Chief Executive Officer of Gregory J. Schwartz & Co., Inc. (an investment banking firm and the Registrant's principal underwriter).

               (ii) George P. Schwartz

               (iii)Walter G. Schwartz

               (iv) Richard L. Platte, Jr.


               (v)  Robert B. Dailey

               (vi) George O. Sertl


Item 29.  Principal Underwriters
--------  ----------------------

          (a)  Inapplicable

                                        Position           Position
                                          with                with
          (b)   Name                   Distributor         Registrant
                ----                   -----------         ----------

          Gregory J. Schwartz          President/          Chairman of
                                       Director            the Board
          Judith M. Schwartz           Director            None
          Stella Z. Pappas             Vice President      None
          Joseph E. Schwartz           Treasurer           None
          Walter G. Schwartz           Director            None
          Gregory J. Schwartz, Jr.     Director            None
          Edward A. Schwartz           Secretary           None

          The address of all of the above-named persons is 3707 West Maple Road, Bloomfield Hills, Michigan 48301.

          (c)  Inapplicable

Item 30.  Location of Accounts and Records
--------  --------------------------------

          Accounts,  books and other  documents  required  to be  maintained  by
          Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder will be maintained by the Registrant at its offices located at 3707 West Maple Road, Bloomfield Hills, Michigan 48301 or at the offices of the Registrant's transfer agent located at 312 Walnut Street, Cincinnati, Ohio 45202.

Item 31.  Management Services Not Discussed in Parts A or B
--------  -------------------------------------------------

          Inapplicable

Item 32.  Undertakings
--------  ------------

          (a)  Inapplicable

          (b)  Inapplicable

          (c) The Registrant undertakes that, if so requested, it will furnish each person to whom a prospectus is delivered with a copy of Registrant's latest annual report to shareholders without charge.

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed below on its behalf by the undersigned, thereunto duly authorized, in the City of Bloomfield Hills and State of Michigan on the 1st day of May, 1998.

                                              SCHWARTZ INVESTMENT TRUST

                                              By: /s/ George P. Schwartz
                                                 -------------------------------
                                                  George P. Schwartz
                                                  President

     Pursuant  to  the   requirements  of  the  Securities  Act  of  1933,  this
Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

   Signature                                Title                       Date
   ---------                                -----                       ----

/s/ Gregory J. Schwartz                   Chairman of                May 1, 1998
-----------------------------             the Board
Gregory J. Schwartz                       and Trustee


/s/ George P. Schwartz                    President                  May 1, 1998
-----------------------------             and Trustee
George P. Schwartz


/s/ Richard L. Platte, Jr.                Vice President,            May 1, 1998
-----------------------------             Secretary and
Richard L. Platte, Jr.                    Treasurer


/s/ Donald J. Dawson, Jr.                 Trustee                    May 1, 1998
-----------------------------
Donald J. Dawson, Jr.


/s/ Fred A. Erb                           Trustee                    May 1, 1998
-----------------------------
Fred A. Erb


/s/ Sidney F. McKenna                     Trustee                    May 1, 1998
-----------------------------
Sidney F. McKenna


/s/ John J. McHale                        Trustee                    May 1, 1998
-----------------------------
John J. McHale

                                INDEX TO EXHIBITS
                                -----------------

(1)     Agreement and Declaration of Trust*

(2)     Bylaws*

(3)     Inapplicable

(4)     Inapplicable

(5)     Advisory Agreement*

(6)     Underwriting Agreement*

(7)     Inapplicable

(8)     Custody Agreement*

(9)     Administration, Accounting and Transfer Agency Agreement*

(10)    Opinion and Consent of Counsel relating to Issuance of Shares*

(11)    Consent of Independent Public Accountants

(12)    Inapplicable

(13)    Agreement Relating to Initial Capital*

(14)    Inapplicable

(15)    Inapplicable

(16)    Computations for Performance Quotations*

(17)    Financial Data Schedule

(18)    Inapplicable

---------------------
*  Incorporated by reference to Registration Statement on Form N-lA.